UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/12

Item 1. Reports to Stockholders.

Annual Report

October 31, 2012

Fund Adviser:

TEAM Financial Asset Management, LLC

800 Corporate Circle, Suite 106

Harrisburg, PA 17110

Toll Free (877) 832-6952

Management’s Discussion of Fund Performance

As we remind our shareholders in each annual and semi-annual report, our investment process is active on three basic timeframes: secular, cyclical and tactical. These could also be labeled as long, intermediate, and short term. It is within that context we discuss the Fund’s performance.

During the past year through 10/31/2012, our performance suffered from a combination of a poor environment for our secular exposure, a very difficult period as the current business cycle transitions, and some mixed results in our tactical trading. The net result was a 12 month period that was very disappointing. I will address the challenges we’ve encountered within those three time frames, and then offer our outlook.

The business and market cycle from 2009 into 2012 has unfolded in two chapters. The first chapter was from early 2009 into the spring of 2010, when global markets exploded higher in a nearly uniform fashion. This market explosion coincided with the global economy ramping off the business cycle trough. The second chapter has unfolded from the spring of 2010 through the fall of 2012. During that period, equity stock markets and sectors in the areas we are most bullish on long term underperformed dramatically. At the country level, equity markets in countries with strong demographics and reasonable government fiscal strength performed very poorly relative to countries with poor demographics and impaired, if not dangerous, long term fiscal conditions. For example, the Brazilian stock market was down over 30% in US dollar terms since its peak in 2010, while the US stock market was up over 15% from its 2010 peak – a massive 45%+ outperformance.

We remain long term bullish on commodities and related operating companies like those in energy, agriculture and precious metals mining. Over the past 12 months that this report covers, the broad energy sector was down about 2%, while stocks in the pharmaceutical industry were up about 15%. The gold mining industry was down about 13% over the period, while US financials were up about 14%. In both these comparisons, we believe the long term fundamentals for the companies in energy and precious metals mining are excellent, and the opposite for companies in the pharmaceutical and financial businesses.

This dynamic created a significant performance headwind for the Fund, as our core positions underperformed major US stock market indexes dramatically. We began to become concerned in the 4th quarter 2011 that a new recession was likely to occur in the US sometime in 2012, with our best guess being it would start sometime in the first half of the year. Historically since 1900, the US stock market has peaked about 2.5-3.0 months prior to the start of a recession. We retained a bullish net long position from mid-August 2011 into February 2012. However, our concentration long equity exposure in our preferred long term areas, resulted in the fund underperforming broad stock market indexes. This underperformance in equity selection was partially offset by gains harvested in foreign exchange positions that were short the US dollar versus various currencies, such as the Mexican peso.

By February 2012, we saw enough evidence within our analysis to believe that a cyclical peak in the US stock market was likely to emerge within six to eight weeks. As a result, we began to implement significant portfolio hedges that would benefit from a decline in major US stock indexes. Our long exposure rebounded from the severe 4th quarter 2011 decline with a sharp rally in January and into February. From mid-February into April, the Fund suffered significantly, as our long term core positions in precious metals mining stock fell sharply, while the US stock market continued to rally until its peak in early April. Metals Miners continued to fall very sharply into mid-May, while the US stock market did not decline with any vigor until the last three weeks of May.

The decline in US stocks combined with our reversal to be long the US dollar versus various foreign currencies prior to it rallying resulted in the Fund appreciating sharply from early May into the beginning of June. Our analysis suggested that markets would likely bottom sometime mid-June and with the S&P 500™ index falling to the 1230 or even 1160 levels. The decline terminated in early June prior to reaching our parameters and markets proceeded to launch into an explosive and persistent rally, which terminated in late September. We were tardy in recognizing the nature of the rebound off of the June low and the Fund suffered significant losses in short positions and put option premium, which declined sharply in value as stock markets rose.

After the initial rally into July, markets had ascended back up to levels from which we had expected a failed rally to stall and for the cyclical bear market to assert its force. As a result, we reloaded our short and put exposure with the expectation that the rally would exhaust into late July or early August. This too ended up being a costly misstep, as markets exploded in late July on news that the European Central Bank would “do anything” to preserve the euro.

With hindsight, we believe that normal cycle dynamics began to unfold starting in April 2012, but that process was impacted significantly by the actual and implied central bank interventions starting in June 2012. We underestimated the ability of central bank policies and rhetoric to influence markets in a way so that they diverged so dramatically from fundamentals.

The Fund’s value stabilized at lower levels by mid August, as our short exposure was reduced and our additions to positions in precious metals mining stocks began to flourish as the industry rallied sharply after the Federal Reserve minutes for July were released in early August. The broader stock market continued to rally sharply into mid-September; fueled by the anticipation of the Federal Reserve announcing additional quantitative easing (QE). The Fund continued to trade in a relatively stable, but volatile range, as we re-built short exposure following the September peak and the early October retest of those highs. The Fund closed 10/31/2012 with a very significant short stocks profile, with long US dollar positions versus various currencies, and positioning in precious metals miners scaled back to core positions only.

As we look ahead, our fundamental forecast remains intact. We are now seeing evidence confirming that a US recession likely began sometime around June or July. This recession, assuming our assessment is correct, is arriving within the context of much of the rest of the global economy also plunging into recession. Central banks in the US and Europe have gone “all in” and have indicated that they will do “whatever it takes.” Markets appear to be very complacent and displaying a very high degree of faith in both the willingness and ability of central banks to deliver. We do not question their collective willingness, but believe the consensus faith in their ability to effectively revoke the business cycle and/or prop up markets no matter what in perpetuity, is both dangerous and wrong.

The large scale of the complacency in markets is reflected in the plunging in implied volatility across financial and currency markets. It appears that there has been a wholesale selling of options and other derivatives across markets based on the belief that tail risks have been eliminated due to central bank policies. We believe this has created a highly unstable situation for markets, as many investors are effectively selling flood insurance at a very low price thinking they are in the Sahara desert. It is our contention that they are doing so as a hurricane, in the form of a global recession, is barreling down on markets.

We’ve maintained a relatively high volatility profile in the Fund’s portfolio since February, and it increased even more since May. We do not expect such volatility to be a constant characteristic for the Fund in future cycles. We’ve structured portfolio exposure in alignment with the opportunities and risk we see present in financial markets. The Fund’s strategy is designed to try and navigate full business and market cycles, and we believe the cycle from early 2009 to 2012 has completed.

A significant contributor to the Fund’s increased volatility profile has been the deployment of various derivative instruments, which increases the Fund’s gross exposure and introduces various forms of leverage and other risks. As disclosed in the Fund’s prospectus, we may deploy various derivative instruments for both hedging and speculative purposes. As cycles mature and we forecast that a potential significant inflection point has been reached, we have shorted equity index futures, shorted European and Japanese sovereign debt futures, and purchased equity and equity index put options.

These instruments provide a leveraged potential return profile if we are able to accurately anticipate both direction and timing of market movements. For example, the Fund’s sharp rally in May 2012 was significantly driven by gains in equity put options, short equity index futures, as well as long US dollar currency forwards versus various foreign currencies. However, the leverage introduced is a dual edge sword, as those gains were subsequently surrendered as markets rallied sharply in June and July.

The Fund suffered significant realized losses from equity put options expiring without value, as well as short equity index futures in June, July and August 2012. The realized losses were significantly larger than gains realized in late May and early June on a portion of the Fund’s equity put options.

Our expectation that a major cycle high had been realized in early April proved premature, which resulted in the ill timed deployment of equity puts and short equity index futures during most of the summer 2012. Those losses were only partially offset by gains in equity call options on precious metals mining stocks purchased and held in July and August. The derivatives exposure was scaled back from mid-August into mid-September, when our analysis suggested that an overthrow test of the spring high was unfolding. This increased our conviction that a cycle peak was still likely to unfold, and we once again began deploying significant equity put options, combined with short equity index futures.

While these positions have increased Fund volatility significantly, we expect them to help the Fund achieve its long term investment objectives as a full market cycle unfolds. However, they inherently increase the Fund’s risk profile and there are no assurances that we will be successful in utilizing them.

The scope of the use of derivatives is varied within the Fund’s strategy depending on our assessment of the market climate. We are likely to use derivatives more extensively when we believe there is a wide disparity between market fundamentals and market prices. When we believe markets are moving towards fundamentals, we are likely to reduce derivatives exposure significantly.

Foreign exchange forwards are a core and ongoing part of the Fund’s strategy. These derivative contracts provide the Fund exposure movements in foreign exchange markets. While the relative size of exposure to foreign exchange forwards can change, we expect it to remain a meaningful part of the Fund’s exposure most of the time.

We recognize and can appreciate that such high levels of volatility can be cause for concern. Our Fund’s strategy is one which is classified by most as an “alternative,” which means it is used by most as a complimentary allocation within a broader asset allocation. As the Fund’s portfolio manager, I have made a decision to invest a substantially significant portion of my liquid investable assets in the Fund, but I am also personally comfortable doing so given its risk and volatility profile.

The vast majority of our investors own the Fund as part of a diversified portfolio of risk assets, many of which we believe are extremely vulnerable to significantly large declines given the confluence of risks this cycle. While we may certainly end up being mistaken, it is our belief that our investors’ overall investment well being will be most benefited this cycle by us maintaining the high volatility profile we’ve deployed until the current cycle completes. We fully expect future cycles to entail different dynamics that are not likely to present the same portfolio risks, and we are likely to manage the Fund during future cycles with relatively lower levels of volatility as a result.

The views in the foregoing discussion were those of the Fund’s investment adviser as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not consistitute investment advice.

Investment Results – (Unaudited)

Total Returns* (For the period ended October 31, 2012)
	1 Year	Average Annual Since Inception (December 30, 2009)
TEAM Asset Strategy Fund - Investor Class	-22.21%	0.04%
FTSE All-World Index**	9.16%	5.95%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2012 were 2.07% of average daily net assets. The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2013, so that Total Annual Fund Operating Expenses do not exceed 2.20%. This agreement may not be terminated by the Adviser until after February 28, 2013. This operating expense limitation does not apply to (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

Total Returns* (For the period ended October 31, 2012)
Since Inception (February 28, 2012)
TEAM Asset Strategy Fund - Institutional Class	-23.15%
FTSE All-World Index**	1.20%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2012 were 1.82% of average daily net assets. The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2013, so that Total Annual Fund Operating Expenses do not exceed 1.95%. This agreement may not be terminated by the Adviser until after February 28, 2013. This operating expense limitation does not apply to (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-832-6952.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 made on December 30, 2009 for the Investor Class (commencement of Fund operations) and held through October 31, 2012. The chart above assumes an initial investment of $10,000 made on December 30, 2009 (commencement of Fund operations) and held through October 31, 2012. The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-832-6952. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 made on February 28, 2012 for the Institutional Class (commencement of Fund operations) and held through October 31, 2012. The chart above assumes an initial investment of $10,000 made on February 29, 2012 (commencement of Fund operations) and held through October 31, 2012. The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-832-6952. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

The investment objective of the TEAM Asset Strategy Fund (the “Fund”) is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

TEAM Asset Strategy Fund Investor	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period Ended October 31, 2012
Actual*	$1,000.00	$937.30	$11.27
Hypothetical**	$1,000.00	$1,013.50	$11.71

*Expenses are equal to the Investor Class’s annualized expense ratio of 2.31%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year).

**Assumes a 5% return before expenses

TEAM Asset Strategy Fund Institutional	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period Ended October 31, 2012
Actual*	$1,000.00	$937.30	$9.03
Hypothetical**	$1,000.00	$1,015.82	$9.39

*Expenses are equal to the Institutional Class’s annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year).

**Assumes a 5% return before expenses.

TEAM Asset Strategy Fund

Schedule of Investments

October 31, 2012

	Shares	Fair Value
Common Stocks - Long - 30.35%

Gold & Silver Ores - 14.52%
Eldorado Gold Corp. (b)(c)	187,000	$2,771,340
Gold Resource Corp. (f)	175,000	2,926,000
Yamana Gold, Inc. (b)(c)	151,000	3,051,710

		8,749,050

Mining - 9.76%
New Gold, Inc. (a)(b)(c)	243,000	2,850,390
Rubicon Minerals Corp. (a)	850,000	3,026,000

		5,876,390

Oil, Gas Field Services - 1.74%
Heckmann Corp. (a)(g)	300,000	1,050,000

Services - 4.33%
U.S. Global Investors, Inc. - Class A (b)(c)	475,200	2,608,848

TOTAL COMMON STOCKS - LONG (Cost $17,731,522)		18,284,288

Exchange Traded Funds - 30.26%
Direxion Daily Emerging Markets Bear 3X Shares (a)(f)	200,000	2,350,000
Direxion Daily Energy Bear 3X Shares (a)(f)	225,000	1,812,375
Direxion Daily Small Cap Bear 3X Shares (a)	235,000	3,724,750
ProShares UltraShort MSCI Europe (a)	56,000	1,699,040
ProShares UltraShort QQQ (a)	82,000	2,510,020
ProShares UltraPro Short QQQ (a)	62,000	2,652,980
ProShares UltraPro Short S&P 500 (a)	86,000	3,482,140

TOTAL EXCHANGE TRADED FUNDS (Cost $17,258,537)		18,231,305

Exchange Trade Notes - 1.97%
iPath Dow Jones-UBS Sugar Subindex Total Return ETN	17,000	1,190,170

TOTAL EXCHANGE TRADED NOTES (Cost $1,209,528)		1,190,170

Money Market Securities - 26.36%
Federated US Treasury Cash Reserves, 0.00% (b)(c)(d)	10,600,000	10,600,000
Fidelity Institutional Treasury Only Portfolio, 0.01% (d)(g)	4,180,121	4,180,121
Fidelity Institutional Treasury Only Portfolio, 0.01% (d)	1,099,682	1,099,682

TOTAL MONEY MARKET SECURITIES (Cost $15,879,803)		15,879,803

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Schedule of Investments - continued

October 31, 2012

	Outstanding Contracts	Fair Value
Put Options Purchased - 8.02%

Capital One Financial Corp./ November 2012/ Strike $57.50 (e)	2,000	$116,000
Financial Select Sector SPDR Fund/ November 2012/ Strike $15.00 (e)	10,000	60,000
General Mills, Inc/ November 2012/ Strike $39.00 (e)	2,000	26,000
iShares MSCI Emerging Markets Index Fund/ November 2012/ Strike $41.00 (c)(e)	2,000	134,000
iShares MSCI Emerging Markets Index Fund/ January 2013/ Strike $40.00 (c)(e)	4,000	532,000
iShares MSCI Hong Kong Index Fund/ January 2013/ Strike $19.00 (e)	5,000	475,000
iShares Russell 2000 Index/ January 2013/ Strike $85.00 (e)	1,000	510,000
Market Vectors Gold Miners ETF/ January 2013/ Strike $45.00 (e)	2,000	152,000
Powershares QQQ Trust Series 1/ January 2013/ Strike $65.00 (e)	10,000	2,330,000
Salesforce.com. Inc./ November 2012/ $120.00 (e)	600	14,400
Toll Brothers, Inc/ November 2012/35.00 (e)	2,000	480,000

TOTAL PUT OPTIONS PURCHASED (Cost $4,126,368)		4,829,400

Foreign Currency Call Options Purchased - 0.79%	Notional Amount
OTC U.S. Dollar versus Australian Dollar/ November 2012/ Strike AUD 1.03	$20,000,000	90,680
OTC U.S. Dollar versus British Pound/ November 2012/ Strike GBP 1.60	16,000,000	53,488
OTC U.S. Dollar versus Canadian Dollar/ November 2012/ Strike CAD 0.99	20,000,000	314,864
OTC U.S. Dollar versus New Zealand Dollar/ November 2012/ Strike NZD 0.80	20,000,000	13,920

TOTAL FOREIGN CURRENCY CALL OPTIONS CONTRACTS (Cost $391,598)		472,952

TOTAL INVESTMENTS - LONG (Cost $56,597,356) - 97.75%		$58,887,918

TOTAL INVESTMENTS - SHORT (Proceeds $16,641,925) - (27.42)%		(16,520,185)

Cash & other assets in excess of liabilities - 29.67%		17,876,771

TOTAL NET ASSETS - 100.00%		$60,244,504

(a)	Non-income producing.
(b)	All or a portion of this security is held as collateral on forward currency exchange contracts.
(c)	All or portion of this security is held as collateral for securities sold short.
(d)	Variable rate security; the rate shown represents the 7 day yield at October 31, 2012.
(e)	Each Call/Put contract has a multiplier of 100 shares.
(f)	The security or a partial position of the security was on loan as of October 31, 2012. The total value of securities on loan as of October 31, 2012 was $4,143,033.
(g)	Purchased with cash collateral held from securities lending. This represents the value of collateral as of October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Schedule of Securities Sold Short

October 31, 2012

	Shares	Fair Value
Common Stocks - Short - (24.70)%

Air Courier Services - (2.29)%
FedEx Corp	(15,000)	$(1,379,850)

Banks - (8.18)%
Banco Bilbao Vizcaya Argentaria, SA (a)	(145,000)	(1,203,500)
Banco Santander, SA (a)	(157,000)	(1,171,220)
Barclays PLC (a)	(80,000)	(1,184,000)
Deutsche Bank, AG	(30,000)	(1,371,300)

		(4,930,020)

Finance Services - (1.39)%
American Express Co	(15,000)	(839,550)

General Building Contractors - Residential Buildings - (1.56)%
Lennar Corp. Class A	(25,000)	(936,750)

Operative Builders - (5.87)%
DR Horton, Inc	(54,000)	(1,131,840)
PulteGroup, Inc	(72,000)	(1,248,480)
Toll Brothers, Inc	(35,000)	(1,155,350)

		(3,535,670)

Services - Computer Programming, Data Processing Etc. - (1.69)%
Google, Inc - Class A	(1,500)	(1,019,655)

Services - Prepackaged Software - (1.70)%
Salesforce.com, Inc	(7,000)	(1,021,860)

Telephone Communications (No Radio Telephone) - (2.02)%
China Mobile Ltd (a)	(22,000)	(1,218,580)

TOTAL COMMON STOCKS - SHORT - (Proceeds $15,022,391)		(14,881,935)

Exchanged Traded Funds - (2.72)%
iShares MSCI Mexico Investable Market Index Fund	(25,000)	(1,638,250)

TOTAL EXCHANGE TRADED FUNDS - SHORT - (Proceeds $1,619,534)		(1,638,250)

TOTAL INVESTMENTS - SHORT - COMMON STOCKS & EXCHANGE TRADED FUNDS (Proceeds $16,641,925) - (27.42)%		$(16,520,185)

(a)	American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Schedule of Short Futures Contracts

October 31, 2012

Short Futures Contracts	Number of (Short) Contracts	Underlying Face Amount at Fair Value	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract December 2012 (a)	(250)	$(20,407,500)	$(93,885)
Euro - BTP Italian Government Bond Futures December 2012 (b)	(100)	$(13,937,698)	43,552
Euro - OAT Futures December 2012 (c)	(100)	$(17,442,855)	(7,658)
Japanese 10-Year Government Bond Futures December 2012 (d)	(20)	$(36,094,082)	(9,005)

Total Short Futures Contracts			$(66,996)

(a)	Each E-Mini Russell 2000 Futures contract has a multiplier of 100 shares.
(b)	Each Euro - BTP Italian Government Bond Futures contract has a multiplier of 1,000 shares.
(c)	Each Euro - OAT Futures contract has a multiplier of 1,000 shares.
(d)	Japanese 10-Year Government Bond Futures of 1,000,000 shares.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Schedule of Forward Currency Exchange Contracts

October 31, 2012

Settlement Date	Currency to be Delivered	U.S. $ Value at Oct. 31, 2012	Currency to be Received	U.S. $ Value at Oct. 31, 2012	Unrealized Appreciation (Depreciation)
11/23/12	9,301,047 Australian Dollars (b)	9,625,263	9,696,248 U.S. Dollars	9,696,248	70,985
11/23/12	9,576,462 Australian Dollars (a)	9,910,278	9,931,068 U.S. Dollars	9,931,068	20,790
11/23/12	9,797,870 Australian Dollars (a)	10,139,404	10,000,000 U.S. Dollars	10,000,000	(139,404)
11/23/12	6,182,801 British Pounds (a)	9,958,761	10,000,000 U.S. Dollars	10,000,000	41,239
11/23/12	6,373,771 British Pounds (a)	10,266,361	10,336,382 U.S. Dollars	10,336,382	70,021
11/26/12	782,570,000 Japanese Yen (b)	9,794,940	9,994,636 U.S. Dollars	9,994,636	199,696
11/26/12	782,620,000 Japanese Yen (a)	9,795,566	9,997,713 U.S. Dollars	9,997,713	202,147
11/23/12	64,515,500 Mexican Peso (b)	4,918,457	5,000,000 U.S. Dollars	5,000,000	81,543
11/23/12	131,800,000 Mexican Peso (b)	10,048,092	10,174,511 U.S. Dollars	10,174,511	126,419
11/23/12	12,340,499 New Zealand Dollars (b)	10,127,301	10,161,414 U.S. Dollars	10,161,414	34,113
11/23/12	12,493,129 New Zealand Dollars (a)	10,252,557	10,292,127 U.S. Dollars	10,292,127	39,570
11/23/12	65,616,000 Swedish Krona (a)	9,884,553	10,000,000 U.S. Dollars	10,000,000	115,447
11/23/12	66,290,000 Swedish Krona (b)	9,986,086	10,000,000 U.S. Dollars	10,000,000	13,914
11/23/12	66,957,050 Swedish Krona (b)	10,086,572	10,265,707 U.S. Dollars	10,265,707	179,135
11/23/12	9,450,142 U.S. Dollars (b)	9,450,142	9,301,047 Australian Dollars	9,625,262	175,120
11/23/12	10,267,380 U.S. Dollars (a)	10,267,380	6,373,771 British Pounds	10,266,361	(1,019)
11/23/12	9,825,093 U.S. Dollars (a)	9,825,093	65,616,000 Swedish Krona	9,884,553	59,460

		$164,336,806		$165,625,982	$1,289,176

(a)	Barclay’s PLC. is the counterparty for the open forward currency exchange contract held by the Fund as of October 31, 2012.
(b)	UBS AG. is the counterparty for the open forward currency exchange contract held by the Fund as of October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments in securities, at fair value (cost $56,597,356) (a)	$58,887,918
Cash (a)(b)	16,214,465
Cash held at broker (c)	4,867,107
Receivables for forward currency exchange contracts	1,429,599
Receivable for investments sold	2,754,362
Receivable for net variation margin on futures contracts	79,920
Prepaid expenses	32,275
Receivables for securities lending income	15,625
Receivable for fund shares sold	11,800
Interest receivable	60

Total assets	84,293,131

Liabilities
Investments in securities sold short, at fair value (Proceeds $16,641,925)	16,520,185
Payable upon return of securities loaned	4,180,121
Cash overdraft	2,276,970
Payable for investments purchased	593,301
Payable for forward currency exchange contracts	140,423
Payable for net variation margin on futures contracts	138,401
Payable to Adviser (d)	61,311
Payable for fund shares redeemed	49,187
Dividend expense payable on short positions	41,511
Payable to administrator, fund accountant, and transfer agent (d)	13,663
12b-1 fees accrued, Investor Class (d)	6,549
Payable to custodian (d)	4,113
Payable to trustees	237
Other accrued expenses	22,655

Total liabilities	24,048,627

Net Assets	$60,244,504

Net Assets consist of:
Paid in capital	$73,322,728
Accumulated undistributed net investment income (loss)	1,355,250
Accumulated net realized gain (loss) from investment securities, securities sold short, forward currency exchange contracts, options and futures contracts	(18,067,957)
Net unrealized appreciation (depreciation) on:
Investment securities, securities sold short, and options	2,412,303
Forward currency exchange contracts	1,289,176
Futures contracts	(66,996)

Net Assets	$60,244,504

Net Assets: Investor Class	$32,454,588

Shares outstanding (unlimited number of shares authorized)	4,178,171

Net Asset Value and offering price per share	$7.77

Redemption price per share (NAV * 99%) (e)	$7.69

Net Assets: Institutional Class	$27,789,916

Shares outstanding (unlimited number of shares authorized)	3,574,815

Net Asset Value and offering price per share	$7.77

Redemption price per share (NAV * 99%) (d)	$7.69

(a)	See Note 2 in the Notes to the Financial Statements.
(b)	A portion of cash is used as collateral for securities sold short.
(c)	Cash used as collateral for futures contract transactions.
(d)	See Note 5 in the Notes to the Financial Statements.
(e)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Statement of Operations

October 31, 2012

Investment Income
Dividend income (net of foreign withholding tax of $69,381)	$1,016,370
Interest income	963
Income from securities loaned	268,438

Total Investment Income	1,285,771

Expenses
Investment Adviser fee (a)	814,725
12b-1 fees, Investor Class (a)	83,297
Administration expenses (a)	65,616
Transfer agent expenses (a)	54,887
Custodian expenses (a)	43,308
Registration expenses	43,232
Fund accounting expenses (a)	39,437
Legal expenses	23,787
Printing expenses	24,816
Auditing expenses	14,500
Trustee expenses	5,225
Insurance expense	3,854
24f-2 expense	3,331
Pricing expenses	967
Miscellaneous expenses	2,162
Other expense – short sale & interest expense	6,530
Dividend on securities sold short	42,511

Total Expenses	1,272,185

Net Investment Income (Loss)	13,586

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(3,367,375)
Short securities	109,315
Options	(15,733,693)
Futures contracts	(124,030)
Forward currency exchange contracts	4,412,221
Change in unrealized appreciation (depreciation) on:
Investment securities	(2,950,572)
Short securities	121,740
Options	406,950
Futures contracts	(66,996)
Forward currency exchange contracts	573,260

Net realized and unrealized gain (loss) on investment securities	(16,619,180)

Net increase (decrease) in net assets resulting from operations	$(16,605,594)

(a)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$13,586	$(42,558)
Net realized gain (loss) on investment securities, securities sold short, options, futures and foreign currency exchange contracts	(14,703,562)	7,708,430
Change in unrealized appreciation (depreciation) on investment securities, options, futures and foreign currency exchange contracts	(1,915,618)	3,844,431

Net increase (decrease) in net assets resulting from operations	(16,605,594)	11,510,303

Distributions
From net investment income	(3,645,856)	-
From net realized gains	(7,600,904)	-

Total distributions	(11,246,760)	-

Capital Share Transactions - Investor Class
Proceeds from shares sold	34,719,994	21,293,399
Reinvestment of distributions	11,230,739	-
Amount paid for shares redeemed	(57,473,322)	(6,887,786)
Proceeds from redemption fees collected (a)	3,783	3,708

Net increase (decrease) in net assets resulting from Investor Class capital share transactions	(11,518,806)	14,409,321

Capital Share Transactions - Institutional Class
Proceeds from shares sold	32,606,506	-
Amount paid for shares redeemed	(2,237,243)	-
Proceeds from redemption fees collected (a)	30	-

Net increase (decrease) in net assets resulting from Institutional Class capital share transactions	30,369,293	-

Total Increase (Decrease) in Net Assets	(9,001,867)	25,919,624

Net Assets
Beginning of year	69,246,371	43,326,747

End of year	$60,244,504	$69,246,371

Undistributed net investment income (loss) included in net assets at end of year	$1,355,250	$1,623,613

Capital Share Transactions - Investor Class
Shares sold	3,840,041	1,769,421
Shares issued in reinvestment of distributions	1,298,351	-
Shares redeemed	(6,340,490)	(564,703)

Net increase (decrease) in Investor Class shares outstanding	(1,202,098)	1,204,718

Capital Share Transactions - Institutional Class
Shares sold	3,843,662	-
Shares issued in reinvestment of distributions	-	-
Shares redeemed	(268,847)	-

Net increase (decrease) in Institutional Class shares outstanding	3,574,815	-

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund - Investor Class

Financial Highlights

(For a share outstanding during the period)

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011	For the Period Ended October 31, 2010 (a)
Selected Per Share Data:
Net asset value, beginning of year	$12.87		$10.38	$10.00

Income from investment operations:
Net investment income (loss)	0.04		(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.64)		2.50	0.39

Total from investment operations	(2.60)		2.49	0.38

Less Distributions to shareholders:
From net investment income	(0.81)		-	-
From net realized gains	(1.69)		-	-

Total distributions	(2.50)		-	-

Paid in capital from redemption fees (e)	-		-	-

Net asset value, end of year	$7.77		$12.87	$10.38

Total Return (b)	(22.21)%		23.99%	3.80%	(c)
Ratios and Supplemental Data:
Net assets, end of period (000)	$32,455		$69,246	$43,327
Ratio of expenses to average net assets	1.98%	(f)	1.74%	1.93%	(d)
Ratio of net investment income (loss) to average net assets	0.12%		(0.08)%	(0.09)%	(d)
Portfolio turnover rate	439.34%		490.64%	313.40%

(a)	For the period December 30, 2009 (Commencement of Operations) to October 31, 2010.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends if any.
(c)	Not annualized.
(d)	Annualized.
(e)	Redemption fees resulted in less than $0.005 per share.
(f)	Includes dividend and interest expense of .05% for the year ended October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund - Institutional Class

Financial Highlights - continued

(For a share outstanding during the period)

	For the Period Ended October 31, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.11

Income from investment operations:
Net investment income (loss)	(0.03)	(b)
Net realized and unrealized gain (loss) on investments	(2.31)

Total from investment operations	(2.34)

Paid in capital from redemption fees (c)	-

Net asset value, end of period	$7.77

Total Return (d)	(23.15)%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$27,790
Ratio of expenses to average net assets	1.80%	(f)(g)
Ratio of net investment income (loss) to average net assets	(0.58)%	(f)
Portfolio turnover rate	439.34%

(a)	For the period February 28, 2012 (Commencement of Operations) to October 31, 2012.
(b)	Calculated using the average share method.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends if any.
(e)	Not annualized.
(f)	Annualized.
(g)	Includes dividend and interest expense of .25% for the period ended October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund

Notes to the Financial Statements

October 31, 2012

NOTE 1.    ORGANIZATION

The TEAM Asset Strategy Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is TEAM Financial Asset Management, LLC (the “Adviser”). The investment objective of the Fund is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 30, 2009; and Institutional Class shares were first offered to the public on February 29, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Futures Contracts – The Fund may enter into futures contracts and may short futures contracts to hedge various investments for risk management, obtain market exposure, and for speculative purposes. The Fund may also use futures for leverage and to manage cash. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract. Cash held at the broker as of October 31, 2012, is held for collateral for futures transactions and is restricted from withdrawal.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES – continued

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the fiscal year ended October 31, 2012.

Inverse and Leveraged ETFs – The Fund may invest in inverse and leveraged exchange traded funds (“ETFs”). These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Funds investment will decrease when the index underlying the ETFs benchmark rises. Because inverse and leveraged ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES – continued

operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended October 31, 2012, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$3,363,907	$(3,363,907)

Security loans – Under the terms of the securities lending agreement with Huntington National Bank, the Fund may make loans of its portfolio securities (in an amount up to 33 1/3% of Fund assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES – continued

loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). The margin of collateral to market value of loaned securities shall be at least 102%. If the collateral falls below 102%, the borrower will provide additional collateral to bring the collateralization to 102% on the next business day. As of October 31, 2012, the Fund loaned securities having a fair value of $4,143,033 and received $4,180,121 of cash collateral for the loan from its counterparty, Morgan Stanley. This cash was invested in a money market mutual fund.

Forward Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES – continued

agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund has engaged in foreign currency exchange transactions for the purpose of capitalizing on the movements of foreign currency value versus the U.S. dollar. See Note 4 for additional disclosures.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction. See Note 4 for additional disclosures.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currencies at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. See Note 4 for additional disclosures.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES – continued

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including Common Stocks, Futures, and Exchange Traded Funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash held at the broker as collateral for securities sold short was $16,204,966 as of October 31, 2012.

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

— Level 1 – quoted prices in active markets for identical securities

— Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

— Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange traded funds and exchange traded notes, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities that are valued using market quotations in an active market are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities are generally categorized as Level 2 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Derivative instruments the Fund invests in, such as forward currency exchange contracts, are valued by a pricing service at the interpolated rates based on the prevailing banking rates and are generally categorized as Level 2 securities.

Call and put options that the Fund invests in are generally traded on an exchange. The options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded and when the market is considered active will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012.

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$18,284,288	$-	$-	$18,284,288

Exchange-Traded Funds	18,231,305	-	-	18,231,305

Exchange-Traded Notes	1,190,170	-	-	1,190,170

Money Market Securities	15,879,803	-	-	15,879,803

Put Options Purchased	4,829,400	-	-	4,829,400

Foreign Currency Call Options Purchased	-	472,952	-	$472,952

Total Investments	$58,414,966	$472,952	$-	$58,887,918

Long Forward Currency Exchange Contracts	-	1,055,615	-	$1,055,615

Total	$58,414,966	$1,528,567	$-	$59,943,533

*Refer to the Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	(14,881,935)	-	-	(14,881,935)

Exchange-Traded Funds	(1,638,250)	-	-	(1,638,250)

Short Futures Contracts **	(66,996)	-	-	(66,996)

Short Forward Currency Exchange Contracts	-	233,561	-	233,561

Total	$(16,587,181)	$ 233,561	$-	$ (16,353,620)

*Refer to Schedule of Securities Sold Short for industry classifications.

** Reflects net depreciation of short futures contracts.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended October 31, 2012, the Fund had no transfers between Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4.    DERIVATIVE TRANSACTIONS

Call and put options purchased, futures contracts and long and short forward currency contracts are represented on the Statement of Assets and Liabilities under investments in securities at value, cash held at broker and receivable for forward currency contracts, respectively and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on option, forward currency exchange contracts, and futures contracts, respectively.

Please see the chart below for information regarding call and put options purchased and long and short forward currency exchange contracts for the Fund.

As of the year ended October 31, 2012:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Put Options Purchased	Investment in Securities, at fair value	$4,829,400
Foreign Currency Call Options Purchased	Foreign Currency Call Options Purchased	$472,952
Futures Contracts	Receivable for net variation margin on futures contracts	$79,920
Futures Contracts	Payable for net variation margin on futures contracts	$(138,401)
Long Forward Currency Exchange Contracts	Receivable for forward currency exchange contracts	$1,195,019
Long Forward Currency Exchange Contracts	Payable for forward currency exchange contracts	$(139,404)

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 4.    DERIVATIVE TRANSACTIONS – continued

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Short Forward Currency Exchange Contracts	Receivable for forward currency exchange contracts	$234,580
Short Forward Currency Exchange Contracts	Payable for forward currency exchange contracts	$(1,019)

For the year ended October 31, 2012 :

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened		Contracts Closed/ Expired		Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Call Options Purchased	Net realized and unrealized gain (loss) on options	82,700		101,700		$(923,732)	$(794,033)
Equity Risk:
Put Options Purchased	Net realized and unrealized gain (loss) on options	382,217		345,617		$(13,953,623)	$1,119,628
Foreign Exchange Risk:
Foreign Currency Call Options Purchased	Net realized and unrealized gain (loss) on options	2,410	*	1,650	*	$(855,838)	$81,355
Foreign Exchange Risk:
Foreign Currency Put Options Purchased	Net realized and unrealized gain (loss) on options	100	*	100	*	$(500)	$-
Equity Risk:
Short Futures Contracts	Net realized and unrealized gain (loss) on futures contracts	10,160		9,690		$(124,030)	$(66,996)

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 4.    DERIVATIVE TRANSACTIONS – continued

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened	Contracts Closed/ Expired	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Long Forward Currency Exchange Contracts	Net realized and unrealized gain (loss) on Forward Currency Exchange Contracts	100	94	$3,072,325	$273,343
Foreign Exchange Risk:
Short Forward Currency Exchange Contracts	Net realized and unrealized gain (loss) on Forward Currency Exchange Contracts	85	92	$1,492,086	$299,917
Foreign Exchange Risk:
Long Spot Forward Currency Exchange Contracts	Net realized and unrealized gain (loss) on Forward Currency Exchange Contracts	19	19	$253,355	$-
Foreign Exchange Risk:
Short Spot Forward Currency Exchange Contracts	Net realized and unrealized gain (loss) on Forward Currency Exchange Contracts	10	10	$(405,545)	$-

*Represents $100,000 notional value per contract.

NOTE 5.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2012, the Adviser earned a fee of $814,725 from the Fund. At October 31, 2012, the Fund owed the Adviser $61,311 for advisory fees.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 5.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s total annual expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, at 1.95% of the Fund’s average daily net assets through February 28, 2013.

The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement, provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. At October 31, 2012 there are no previously waived fees subject to reimbursement.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2012, HASI earned fees of $65,616 for administrative services provided to the Fund. At October 31, 2012, HASI was owed $5,103 from the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2012, the Custodian earned fees of $43,308 for custody services provided to the Fund. At October 31, 2012, the Custodian was owed $4,113 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2012, HASI earned fees of $54,887 for transfer agent services expenses incurred in providing transfer agent services to the Fund. At October 31, 2012, the Fund owed HASI $4,864 for transfer agent services. For the fiscal year ended October 31, 2012, HASI earned fees of $39,437 from the Fund for fund accounting services. At October 31, 2012, HASI was owed $3,696 from the Fund for fund accounting services.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 5.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2012, the 12b-1 expense incurred by the Investor Class was $83,297. The Fund owed TEAM Financial Asset Management, LLC $6,549 for 12b-1 fees as of October 31, 2012.

The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with HASI. The commissions paid to this affiliated firm were $2,045 for the period.

NOTE 6.    PURCHASES AND SALES OF INVESTMENTS

For the fiscal year ended October 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$-
Other	196,875,064
Sales
U.S. Government Obligations	$-
Other	209,472,623

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 6.    PURCHASES AND SALES OF INVESTMENTS – continued

At October 31, 2012, the net unrealized appreciation (depreciation) of investments in securities and securities sold short for tax purposes excluding forward currency exchange and futures contracts was as follows:

Gross Appreciation	$6,879,674
Gross (Depreciation)	(4,911,552)

Net Appreciation (Depreciation) on Investments	$1,968,122

At October 31, 2012, the aggregate cost of securities and proceeds for securities sold short for federal income tax purposes was $57,041,537 and $16,641,925 respectively.

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the mark to market on Passive Foreign Investment Companies.

NOTE 7.    ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8.    BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2012, Charles Schwab, for the benefit of its customers, held 45.43% of the voting securities of the Investor Class shares and 99.67% of the voting securities of the Institutional Class Shares. The Trust does not know whether Charles Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the TEAM Asset Strategy Fund.

NOTE 9.    DISTRIBUTIONS TO SHAREHOLDERS

On December 24, 2012, the Fund paid an income distribution of $0.5463 per share to the Investor Class shareholders and $0.6013 per share to the Institutional Class shareholders on record on December 24, 2012.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 9.    DISTRIBUTIONS TO SHAREHOLDERS – continued

On December 23, 2011, the Fund paid an income distribution of $0.8089 per share to Investor Class shareholders of record on December 22, 2011.

On December 23, 2011, the Fund paid a short-term capital gain distribution of $1.2844 per share and a long-term capital gain distribution of $0.4020 per share to Investor Class shareholders on December 22, 2011.

The tax characterization of distributions for the years ended October 31, 2012 and 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary income*	$9,436,408	$-
Long-term capital gains	1,810,352	-

Total distributions	$11,246,760	$-

* Short term capital gain distributions are treated as ordinary income for tax purposes.

NOTE 10.    CAPITAL LOSS CARRYFORWARD

As of October 31, 2012, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

	Amount	Expiration
Short Term Capital Gains	$17,919,121	N/A
Long Term Capital Gains	$242,721	N/A

NOTE 11.    COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 12.    TAX COMPONENTS OF CAPITAL

At October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,088,607
Capital loss carryforward	(18,161,842)
Unrealized appreciation (depreciation)	1,968,122
Other temporary differences	26,889

$(13,078,224)

At October 31, 2012, the difference between book and tax basis unrealized appreciation (depreciation) is attributable to the tax treatment of passive foreign investment companies futures, and foreign currency exchange contracts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

TEAM Asset Strategy Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, of TEAM Asset Strategy Fund (the “Fund”), a series of the Valued Advisers Trust, including the schedules of investments, securities sold short, and foreign currency exchange contracts, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2010, were audited by other auditors whose report dated December 20, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TEAM Asset Strategy Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 31, 2012

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 76, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.
Ira Cohen, 53 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present); Senior Vice President, Dealer Services / Institutional Services, AIM Investment Services, Inc. (1992 - 2005).

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust consists of 11 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services / The Winsbury Company October 1993 to June 2007.

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust consists of 11 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Carol J. Highsmith, 47, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
William J. Murphy, 49, Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Heather Bonds, 37, Secretary, October 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust consists of 11 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 832-6952 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal - (Unaudited)

At meetings held on June 19-20, 2012, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement between the Trust and TEAM Financial Managers, Inc. (the “Adviser”) on behalf of TEAM Asset Strategy Fund (the “Fund”). Legal Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Adviser’s practices regarding brokerage and portfolio transactions; and (vi) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Management Agreement Renewal - (Unaudited) – continued

In deciding whether to approve the agreement, the Trustees considered numerous factors, including:

1.        The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain and enhance its resources and systems, the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel. After considering the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.        Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and the Adviser, the Trustees compared the short-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations. The Trustees considered the Fund’s performance relative to the performance of the Adviser’s composite for accounts managed similarly to the Fund based on recent data, although it was noted that the separate accounts were not managed in a manner that was identical to the manner in which the Fund is managed.

The Trustees noted that the Fund’s performance was lower than many of its peers in the short term. After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was acceptable.

3.        The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition, as well as that of the

Management Agreement Renewal - (Unaudited) – continued

Adviser’s affiliates; (2) asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee tended to be toward the higher end of the comparable mutual funds although the overall expense ratio of the Fund was lower than some of the specifically identified comparable funds and higher than others. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.        The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that since the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than the Adviser. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.        Possible conflicts of interest. In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest. Based on the foregoing, the Board determined that the Adviser’s standards and practices of the Advisers relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Legal Counsel and further discussion among the Board, the Board determined to renew the Investment Advisory Agreement between the Trust and the Adviser for an additional one year period.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at (877) 832-6952 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

William J. Murphy, Principal Financial Officer and Treasurer

Heather A. Bonds, Secretary

INVESTMENT ADVISER

TEAM Financial Asset Management, LLC

800 Corporate Circle, Suite 106

Harrisburg, PA 17110

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information A Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information A Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

October 31, 2012

Fund Adviser:

Granite Investment Advisors, Inc.

11 South Main Street, Suite 501

Concord, New Hampshire 03301

Toll Free (888) 442-9893

Discussion

The Granite Value Fund (GVFIX) gained 7.71% during the fourth quarter which compared favorably with the 6.35% return of the S&P 500 and the 6.51% return of the Russell 1000 Value Index. Cyclical names that had lagged for much of the year rebounded in the quarter as we saw solid performance from Sprint Nextel, TRW Automotive Holdings, GE Goldman Sachs Group, and GM. We continue to hold these late year performers as we believe they are not yet fully valued. We did not make any changes to the portfolio during the fourth quarter.

For the ten months ending 10/31/12*, the Fund’s return of 12.40% lagged the S&P 500 return of 15.64% and the Russell 1000 Value Index return of 16.68%. The underperformance for the year was primarily impacted by timing rather than stock selection. In early 2012 our research indicated that Consumer Staples and Utilities were overvalued sectors as investors rushed to dividend paying stocks for their perceived lower volatility in an uncertain market and for dividends that were attractive versus fixed income alternatives. In hindsight our decision to replace two of our Consumer Staples stocks, Kraft and Procter & Gamble, with holdings that were more cyclical in nature, GM and TRW, was too early. As the US economic indicators softened over the first two quarters of the year, and Europe looked as if it might implode, cyclical stocks significantly underperformed the less volatile Consumer Staples and Utilities sectors. However, in the third quarter macro concerns eased and the market favored the undervalued cyclical stocks that we had purchased earlier in the year.

Our overweight position to the S&P 500 in the Energy sector and our underweight in Financials also hurt us this year*. In particular, two energy holdings underperformed: Apache Corp. and Royal Dutch. Both holdings have exposure to international markets where investor concern over deteriorating conditions contributed to their stock price declines. Apache generates some 25-30% of its cash flow from Egypt, and the country’s political uncertainty weighed on investors. Company management remains optimistic for continued operations in Egypt, and has recently signed additional gas contracts in the country. Fears of nationalization of Apache resources have proved unfounded. Apache’s recent acquisitions have yet to deliver the growth that management outlined, and that is reflected in the valuation of the stock on price/earnings, price/book and price/cash flow metrics which are all significantly below their five year averages. However, we have confidence that Apache’s experienced management team, which has historically been very successful at creating shareholder value, will continue to do so in the future. Royal Dutch is a joint British/Dutch owned firm whose underlying business remains intact. We expect to see a rebound in the stock price once European economic concerns ease. We continue to believe that our positions in Energy are attractive and anticipate a rebound once geopolitical factors stabilize. In terms of our underweight to Financials, we remain skeptical about anyone’s ability (including company management) to properly analyze balance sheets at large banks, therefore, we will continue to remain underweight the sector.

In the Technology sector two positions contributed to underperformance for the year*: Hewlett-Packard and Western Union. Although we understood that Hewlett-Packard’s management and board struggled with leadership issues when we purchased the holding, we underestimated the impact that these leadership issues had on the underlying businesses. Upon further review of the holding we determined that the decline in PC and printer sales was structural, not cyclical, and that our investment thesis was no longer intact. We exited the position during the fourth quarter. In late October Western Union’s management announced a number of strategic moves to counteract competitive pricing, to invest in digital operations, and to cut costs. The moves resulted in the company reducing earnings estimates which in turn led to a stock price decline of 30% in value. We believe investor reaction to the news was overly pessimistic, and based on our continued belief in management credibility we continue to hold the stock, and are paid a 3.7% dividend to wait for recovery.

On the positive side our stock selection in the Telecommunications sector was extremely positive for the year* with a 137% gain in Sprint Nextel which rebounded in 2012 due to continued improved operations while investor concerns over liquidity dissipated. Additionally the stock benefitted by the announcement in mid-October that the Japanese mobile operator, Softbank Corp, would purchase 70% of Sprint Nextel Corp for $20.1 billion. The Softbank corporate action will provide Sprint the capital to expand its network and to potentially buy peers.

Indicators of the health of the US economy remain uneven, as short term reports that disappoint analysts often create fear in the market while longer term trends support our view that the US economic recovery will continue to be modest at best. The looming “fiscal cliff” at year end will dominate the news near term. Though the market continues to focus on macro events, we remain focused on the longer term prospects for the companies we own.

We thank our fellow shareholders for investing in the Granite Value Fund and welcome your comments and questions.

Scott B. Schermerhorn

Timothy S. Lesko

*	Inception date for the Granite Value Fund (GVFIX) is 12/22/11. The fiscal year for the fund ends 10/31/12 therefore this report covers ten months, not twelve.

1

Investment Results - (Unaudited)

Total Returns*

(For the period ended October 31, 2012)

Since Inception
(December 22, 2011)
Granite Value Fund	12.40%

S&P 500® Index**	15.64%

Russell 1000® Value Index**	16.68%

Total Annual Operating Expenses, as estimated for the Fund’s first fiscal period ending October 31, 2012 and disclosed in the Fund’s prospectus, are 1.45% of average daily net assets. Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2013, so that Total Annual Fund Operating Expenses does not exceed 1.35%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expense”).

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-442-9893.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity securities and are representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

2

Investment Results - (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Granite Value Fund, the Russell 1000 (R) Value Index, and the S&P 500 (R) Index

The chart above assumes an initial investment of $10,000 made on December 22, 2011 (commencement of Fund operations) and held through October 31, 2012. The S&P 500® Index and Russell 1000® Value Index are widely recognized unmanaged indices of equity securities and are representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-442-9893. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

Fund Holdings - (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Granite Value Fund is to seek long-term capital appreciation.

Availability of Portfolio Schedule - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Summary of Fund’s Expenses - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, May 1, 2012 to October 31, 2012.

4

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Granite Value Fund	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 - October 31, 2012
Actual*	$1,000.00	$1,020.89	$6.88

Hypothetical**	$1,000.00	$1,018.33	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

5

Granite Value Fund

Schedule of Investments

October 31, 2012

	Shares	Fair Value
Common Stocks - 99.84%

Consumer Discretionary - 12.39%
Comcast Corp. - Class A	3,315	$124,346
General Motors Co. (a)	6,235	158,992
Staples, Inc.	12,105	139,389
TRW Automotive Holdings Corp. (a)	3,565	165,808

		588,535

Consumer Staples - 8.95%
Coca-Cola Co. / The	3,670	136,451
Unilever PLC (b)	4,020	149,906
Wal-Mart Stores, Inc.	1,850	138,787

		425,144

Energy - 21.34%
Apache Corp.	1,435	118,746
Exxon Mobil Corp.	2,175	198,295
QEP Resources, Inc.	4,695	136,155
Royal Dutch Shell PLC (b)	1,930	132,166
Southwestern Energy Co. (a)	4,065	141,055
Ultra Petroleum (a)	6,840	156,020
Unit Corp. (a)	3,250	131,138

		1,013,575

Financials - 16.18%
Aflac, Inc.	2,775	138,139
American Express Co.	1,740	97,388
Berkshire Hathaway, Inc. - Class B (a)	1,765	152,408
Goldman Sachs Group, Inc. / The	1,105	135,241
Humana, Inc.	1,900	141,113
JPMorgan Chase & Co.	2,500	104,200

		768,489

Health Care - 11.07%
Abbott Laboratories	1,600	104,832
Johnson & Johnson	1,785	126,414
Sanofi (b)	3,370	147,775
UnitedHealth Group, Inc.	2,625	147,000

		526,021

Industrials - 9.30%
Boeing Co. / The	2,115	148,981
General Electric Co.	7,180	151,211
Lockheed Martin Corp.	1,515	141,910

		442,102

See accompanying notes which are an integral part of these financial statements.

6

Granite Value Fund

Schedule of Investments - continued

October 31, 2012

	Shares	Fair Value
Common Stocks - 99.84% - continued

Information Technology - 13.95%
Accenture PLC - Class A	1,940	$130,775
Apple, Inc.	195	116,044
Cisco Systems, Inc.	7,360	126,150
International Business Machines Corp. (IBM)	300	58,359
Microsoft Corp.	4,430	126,410
Western Union	8,240	104,648

		662,386

Telecommunication Services - 3.82%
Sprint Nextel Corp. (a)	32,720	181,269

Utilities - 2.84%
Calpine Corp. (a)	7,660	134,816

TOTAL COMMON STOCKS (Cost $4,452,033)		4,742,337

TOTAL INVESTMENTS (Cost $4,452,033) - 99.84%		$4,742,337

Other assets less liabilities - 0.16%		7,553

TOTAL NET ASSETS - 100.00%		$4,749,890

(a)	Non-income producing.
(b)	American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

7

Granite Value Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments in securities, at value (cost $4,452,033)	$4,742,337
Receivable from Adviser (a)	9,128
Dividends receivable	2,536
Receivable for capital stock sold	4,785
Receivable for investments sold	9,167
Interest receivable	12
Prepaid expenses	14,379
Deferred offering espenses	1,458

Total assets	4,783,802

Liabilities
Cash overdraft	7,444
Payable to administrator, fund accountant, and transfer agent (a)	8,077
Payable to trustees	193
Payable to custodian (a)	733
Other accrued expenses	17,465

Total liabilities	33,912

Net Assets	$4,749,890

Net Assets consist of:
Paid in capital	$4,453,957
Accumulated undistributed net investment income (loss)	36,907
Accumulated net realized gain (loss) from investment transactions	(31,278)
Net unrealized appreciation (depreciation) on investments	290,304

Net Assets	$4,749,890

Shares outstanding (unlimited number of shares authorized; no par value)	422,553

Net Asset Value, offering and redemption price per share	$11.24

Redemption price per share (Net Asset Value * 98%) (b)	$11.02

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

8

Granite Value Fund

Statement of Operations

For the period ended October 31, 2012 (a)

Investment Income
Dividend income (net of foreign withholding tax of $1,621)	$48,191
Interest income	118

Total Investment Income	48,309

Expenses
Investment Adviser fee (b)	25,323
Administration expenses (b)	42,269
Transfer agent expenses (b)	32,212
Offering expenses	26,096
Fund accounting expenses (b)	21,505
Audit expenses	15,000
Legal expenses	12,000
Organizational expenses	8,750
Custodian expenses (b)	5,972
Registration expenses	4,688
Trustee expenses	4,000
Report printing expenses	3,273
Pricing expenses	2,413
Miscellaneous expenses	1,539
Insurance expenses	580
24f-2 expenses	386
Excise tax expenses	18

Total Expenses	206,024
Less: Fees waived and reimbursed by Adviser	(171,698)

Net operating expenses	34,326

Net Investment Income	13,983

Realized & Unrealized Gain on Investments
Net realized gain (loss) on investment securities	(31,278)
Change in unrealized appreciation (depreciation) on investment securities	290,304

259,026

Net increase (decrease) in net assets resulting from operations	$273,009

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

9

Granite Value Fund

Statement of Changes In Net Assets

For the Period Ended October 31, 2012 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$13,983
Net realized gain (loss) on investment securities	(31,278)
Change in unrealized appreciation (depreciation) on investment securities	290,304

Net increase (decrease) in net assets resulting from operations	273,009

Capital Share Transactions
Proceeds from shares sold	4,476,924
Proceeds from redemption fees (b)	1
Amount paid for shares redeemed	(44)

Net increase in net assets resulting from capital share transactions	4,476,881

Total Increase in Net Assets	4,749,890

Net Assets
Beginning of period	—

End of period	$4,749,890

Undistributed net investment income included in net assets at end of period	$36,907

Capital Share Transactions
Shares sold	422,557
Shares redeemed	(4)

Net increase from capital share transactions	422,553

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

Granite Value Fund

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended October 31, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.05	(b)
Net realized and unrealized gain on investments	1.19

Total Income from investment operations	1.24

Paid in capital from redemption fees (c)	—

Net asset value, end of period	$11.24

Total Return (d)	12.40	% (e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$4,750
Ratio of net expenses to average net assets	1.35	% (f)
Ratio of expenses to average net assets before waiver and reimbursement	8.11	% (f)
Ratio of net investment income to average net assets	0.55	% (f)
Ratio of net investment income to average net assets before waiver and reimbursement	(6.21	)% (f)
Portfolio turnover rate	19.98	% (e)

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	Calculated using the average shares method.
(c)	Resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

11

Granite Value Fund

Notes to the Financial Statements

October 31, 2012

NOTE 1. ORGANIZATION

The Granite Value Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund commenced operations December 22, 2011. The Fund’s investment adviser is Granite Investment Advisors, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal period ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The First In, First Out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees - The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

12

Granite Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

For the year ended October 31, 2012, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income
Granite Value Fund	$(22,924)	$22,924

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establish a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (ex., the risk inherent in a particular valuation technique used to measure fair value including such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical securities

• Level 2 - other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.

13

Granite Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level

3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit and U.S. government securities, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

14

Granite Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$4,742,337	$—	$—	$4,742,337

Total	$4,742,337	$—	$—	$4,742,337

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended October 31, 2012.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Trustees. As compensation for its management services, the Granite Value Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, the Adviser earned a fee of $25,323 from the Fund before the reimbursement described below. At October 31, 2012, the Adviser owed the Fund $9,128.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 28, 2013, so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.35% of the Fund’s average daily net assets. The operating expense limitation also excludes any fees and expenses of acquired funds. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, expenses totaling $171,698 were waived or reimbursed by the Adviser and may be subject to potential recoupment by the Adviser until October 31, 2015.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, HASI earned fees of $42,269 for administrative services provided to the Fund. At October 31, 2012, HASI was owed $3,125 from the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period from December 22, 2011 (commencement of operations) to October 31, 2012, the Custodian earned fees of $5,972 for custody services provided to the Fund. At October 31, 2012, the Custodian was owed $733 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, HASI earned fees of $32,212 for transfer agent services to the Fund. At October 31, 2012, the Fund owed HASI $2,869 for transfer agent services.

15

Granite Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the period from December 22, 2011 (commencement of operations) to October 31, 2012, HASI earned fees of $21,505 from the Fund for fund accounting services. At October 31, 2012, HASI was owed $2,083 from the Fund for fund accounting services.

Unified Financial Securities, Inc. acts as the principal underwriter of the Fund’s shares. There were no payments made by the Fund to the Distributor during the period ended October 31, 2012. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

The Fund has adopted a 12b-1 Plan that permits the Fund to pay 0.25% of its average daily net assets to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated prior to February 28, 2013.

NOTE 5. INVESTMENTS

For the period from December 22, 2011 (commencement of operations) to October 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	5,079,878
Sales
U.S. Government Obligations	$—
Other	596,562

At October 31, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$402,501
Gross (Depreciation)	(112,289)

Net Appreciation (Depreciation) on Investments	$290,212

At October 31, 2012, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $4,452,125 for the Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2012, Charles Schwab & Co., Inc. for the benefit of it’s customers, owned 41.81%. The Trust does not know whether Charles Schwab & Co. or any of the underlying beneficial owners controlled 25% or more of the voting securities of the Fund. Additionally, the Adviser owned beneficially 32.13% of the Fund’s voting securities. As a result, the Adviser may be deemed to be a control person on the basis of its ownership of voting securities of the Fund.

16

Granite Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make any distributions during the period ended October 31, 2012.

On December 27, 2012, the Fund paid an income distribution of $0.0981 per share to shareholders of record on December 26, 2012.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$40,442
Accumulated capital and other losses	(34,721)
Net Unrealized appreciation (depreciation)	290,212

$295,933

As of October 31, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $92.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At October 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards, in the following amounts:

No expiration - short term	$31,186

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Granite Value Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Granite Value Fund (the “Fund”), a series of the Valued Advisers Trust, as of October 31, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the period December 22, 2011 (commencement of operations) through October 31, 2012. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Granite Value Fund as of October 31, 2012, the results of its operations, changes in its net assets, and its financial highlights for the period December 22, 2011(commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 31, 2012

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 76, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.

Ira Cohen, 53 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present); Senior Vice President, Dealer Services / Institutional Services, AIM Investment Services, Inc. (1992 - 2005).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208. ** The Trust consists of 11 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services / The Winsbury Company October 1993 to June 2007.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 47, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

William J. Murphy, 49, Principal Financial Officer and Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Heather Bonds, 37, Secretary, September 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 442-9893 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (888) 442-9893 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

William J. Murphy, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

Granite Investment Advisors

11 South Main Street, Suite 501

Concord, NH 03301

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

October 31, 2012

Fund Adviser:

Kovitz Investment Group, LLC

115 LaSalle Street, 27th Floor

Chicago, IL 60603

Toll Free (888) 695-3729

Discussion

On December 22, 2011, Kovitz Investment Group launched the Green Owl Intrinsic Value Fund (the Fund) with the goal of seeking long-term capital appreciation through high risk-adjusted returns. Relying on a fundamental, research-driven process, the Fund strives to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

For the fiscal year ending October 31, 2012, the Fund returned 16.7%. In comparison, our benchmark, the S&P 500 Index, gained 13.6% during the same period.

While pleased with the absolute return for the fund, we are very pleased with the relative outperformance versus our benchmark. In a rising market, we are more than content to be average, preferring to save any outperformance for down markets. Our goal is to consistently be able to decline less when the market declines while participating fully, but not necessarily more so, when the market rises. We consider outperforming in an up market as gravy. Nonetheless, any self-respecting value investor usually feels the opposite of how a client feels: when we perform well, we get nervous and sense fewer opportunities and when times are miserable, we feel the excitement of searching for bargains. Trust us, there will be times when things feel miserable and hope, instead of dread, you will join us in feeling energized.

Performance for the year was led by strong returns from our stock selections in the financial, information technology, and consumer discretionary sectors. Our lack of exposure to the energy sector also contributed to our outperformance. Our outperformance was offset slightly by weak equity selection in health care and industrials.

The individual equity holdings which were the most significant positive contributors to the Fund’s relative performance during the period were Apple (AAPL), Wells Fargo (WFC), Lowe’s (LOW), Bank of New York Mellon (BK), and Goldman Sachs (GS). On the flip side, those stocks which most detracted from our performance included Biglari Holdings (BH), Boeing (BA), Bed Bath & Beyond (BBBY), and Robert Half (RHI).

Our top positions continue to be in some of the greatest businesses in the world. Many of these companies offer products or services that are staples of today’s global society, giving their businesses a level of predictability and consistency which we think is especially valuable in an environment where there is a high degree of uncertainty.

As of October 31, 2012, our five largest positions were Berkshire Hathaway (BRKB), Wells Fargo, Lowe’s, Bank of New York Mellon, and Carmax (KMX).

We remain focused on our core investment disciplines; price consciousness, strict adherence to our business fundamentals framework, and remaining unemotional regardless of the market environment. We will continue to work hard to objectively examine current positions and to uncover new opportunities.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

1

Investment Results - (Unaudited)

Total Returns*

(For the period ended October 31, 2012)

Since Inception (December 22, 2011) (a)
Green Owl Intrinsic Value Fund	16.70%
S&P 500(R) Index**	13.62%

Total Annual Operating Expenses, as estimated for the Fund’s first fiscal period ending October 31, 2012 and disclosed in the Fund’s prospectus, are 1.72% of average daily net assets. Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until October 31, 2014, so that the Total Annual Fund Operating Expenses does not exceed 1.40%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses ( such as “acquired fund fees and expense”).

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-695-3729.

(a)	The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 28, 2011. December 28, 2011 is the performance calculation inception date.
*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

2

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 28, 2011. December 28, 2011 is the performance calculation inception date. The chart above assumes an initial investment of $10,000 made on December 28, 2011 and held through October 31, 2012. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-695-3729. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

Fund Holdings - (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Summary of Fund’s Expenses - (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2012 to October 31, 2012.

4

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Green Owl Intrinsic Value Fund	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 - October 31, 2012
Actual*	$1,000.00	$1,040.11	$7.29
Hypothetical**	$1,000.00	$1,017.99	$7.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

5

Green Owl Intrinsic Value Fund

Schedule of Investments

October 31, 2012

	Shares	Fair Value
Common Stocks - 99.16%

Consumer Discretionary - 25.18%
Bed Bath & Beyond, Inc. (a)	10,490	$605,063
Biglari Holdings, Inc. (a)	2,164	765,212
CarMax, Inc. (a)	30,580	1,032,075
Kohl’s Corp.	19,035	1,014,185
Lowe’s Companies, Inc.	36,150	1,170,537
Target Corp.	15,230	970,913
Walt Disney Co. / The	13,770	675,694

		6,233,679

Consumer Staples - 14.92%
Coca-Cola Co. / The	11,570	430,173
CVS Caremark Corp.	17,790	825,456
Procter & Gamble Co. / The	5,875	406,785
Sysco Corp.	15,440	479,721
Wal-Mart Stores, Inc.	10,365	777,582
Walgreen Co.	21,915	772,065

		3,691,782

Financials - 30.04%
American Express Co.	9,665	540,950
American International Group, Inc. (a)	14,000	489,020
Bank of America Corp.	77,300	720,436
Bank of New York Mellon Corp. / The	42,160	1,041,774
Berkshire Hathaway, Inc. - Class B (a)	24,015	2,073,695
Franklin Resources, Inc.	3,865	493,947
Goldman Sachs Group, Inc. / The	4,500	550,755
Markel Corp. (a)	355	167,539
Wells Fargo & Co.	40,345	1,359,223

		7,437,339

Health Care - 8.90%
Abbott Laboratories	8,630	565,438
Becton, Dickinson and Co.	9,955	753,394
Johnson & Johnson	12,495	884,896

		2,203,728

Industrials - 9.27%
Boeing Co. / The	8,820	621,281
Expeditors International of Washington, Inc.	14,235	521,143
Robert Half International, Inc.	25,360	681,930
United Parcel Service, Inc. (UPS) - Class B	6,430	470,997

		2,295,351

Information Technology - 10.62%
Accenture PLC - Class A	12,315	830,154
Apple, Inc. (b)	1,345	800,409
Automatic Data Processing, Inc.	6,895	398,462
Google, Inc. - Class A (a)	803	545,855
Hewlett-Packard Co.	3,950	54,708

		2,629,588

See accompanying notes which are an integral part of these financial statements.

6

Green Owl Intrinsic Value Fund

Schedule of Investments - continued

October 31, 2012

	Shares	Fair Value
Common Stocks - 99.16% - continued

Materials - 0.23%
Cemex SAB de CV (a) (c) (d)	6,344	$57,350

TOTAL COMMON STOCKS (Cost $22,183,760)		24,548,817

Money Market Securities - 1.37%
Federated Treasury Obligations Fund, 0.01% (e)	339,806	$339,806

TOTAL MONEY MARKET SECURITIES (Cost $339,806)		339,806

TOTAL INVESTMENTS (Cost $22,523,566) - 100.53%		$24,888,623

TOTAL WRITTEN CALL OPTIONS (Premiums Received $21,095) - (0.02)%		$(6,240)

Liabilities in excess of other assets - (0.51%)		(126,168)

TOTAL NET ASSETS - 100.00%		$24,756,215

(a)	Non-income producing
(b)	All or a portion of this security is held for collateral for written call options.
(c)	American Depositary Receipt
(d)	SAB de CV - a variable capital company (Mexico)
(e)	Variable rate security; the rate shown represents the 7-day yield at October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

7

Green Owl Intrinsic Value Fund

Schedule of Written Options

October 31, 2012

	Outstanding Contracts	Fair Value
Written Call Options - (0.02)%
Information Technology - (0.02)%
Apple, Inc./ April 2013/ Strike $700.00 (a)	(3)	$(4,920)
Apple, Inc./ April 2013/ Strike $720.00 (a)	(1)	(1,320)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $21,095) - (0.02)%		$(6,240)

(a)	The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

8

Green Owl Intrinsic Value Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments in securities, at fair value (cost $22,523,566)	$24,888,623
Dividends receivable	31,772
Interest receivable	5
Deferred offering costs	2,701
Prepaid expenses	6,565

Total assets	24,929,666

Liabilities
Written call options, at fair value (premiums received $21,095)	6,240
Payable for investments purchased	119,871
Payable to Adviser (a)	16,963
Payable to administrator, fund accountant, and transfer agent (a)	8,577
Payable to trustees	429
Payable to custodian (a)	754
Other accrued expenses	20,617

Total liabilities	173,451

Net Assets	$24,756,215

Net Assets consist of:
Paid in capital	$22,180,872
Accumulated undistributed net investment income (loss)	63,103
Accumulated net realized gain (loss) from investment transactions	132,328
Net unrealized appreciation (depreciation) on:
Investment securities	2,365,057
Written options	14,855

Net Assets	$24,756,215

Shares outstanding (unlimited number of shares authorized; no par value)	2,122,087

Net Asset Value, offering and redemption price per share	$11.67

(a)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

9

Green Owl Intrinsic Value Fund

Statement of Operations

For the period ended October 31, 2012 (a)

Investment Income
Dividend income (net of foreign withholding tax of $1,995)	$276,555
Interest income	57

Total Investment Income	276,612

Expenses
Investment adviser fee (b)	164,503
Administration expenses (b)	42,157
Transfer agent expenses (b)	29,850
Fund accounting expenses (b)	21,438
Offering expenses	20,005
Audit expenses	15,000
Legal expenses	13,000
Custodian expenses (b)	11,348
Organizational expenses	8,750
Report printing expenses	5,370
Trustee expenses	5,310
Registration expenses	3,149
24f-2 expenses	2,936
Pricing expenses	2,405
Line of credit fees	2,199
Miscellaneous expenses	605
Insurance	450

Total Expenses	348,475
Less: Fees waived and reimbursed by Adviser	(115,029)

Net operating expenses	233,446

Net Investment Income	43,166

Realized & Unrealized Gain on Investments
Net realized gain (loss) on investment securities	132,328
Change in unrealized appreciation (depreciation) on investment securities	2,365,057
Change in unrealized appreciation (depreciation) on options contracts	14,855

Net realized and unrealized gain (loss) on investment securities	2,512,240

Net increase (decrease) in net assets resulting from operations	$2,555,406

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

10

Green Owl Intrinsic Value Fund

Statement of Changes In Net Assets

For the Period Ended October 31, 2012 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$43,166
Net realized gain (loss) on investment securities	132,328
Change in unrealized appreciation (depreciation) on investment securities and written options	2,379,912

Net increase (decrease) in net assets resulting from operations	2,555,406

Capital Share Transactions
Proceeds from shares sold	22,579,737
Amount paid for shares redeemed	(378,928)

Net increase in net assets resulting from capital share transactions	22,200,809

Total Increase in Net Assets	24,756,215

Net Assets
Beginning of period	—

End of period	$24,756,215

Undistributed net investment income included in net assets at end of period	$63,103

Capital Share Transactions
Shares sold	21,056,091
Shares redeemed	(34,004)

Net increase from capital share transactions	21,022,087

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

11

Green Owl Intrinsic Value Fund

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended October 31, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	1.65

Total from investment operations	1.67

Net asset value, end of period	$11.67

Total Return (b)	16.70	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000)	$24,756
Ratio of net expenses to average net assets	1.41	% (d) (e)
Ratio of expenses to average net assets before waiver and reimbursement	2.11	% (d) (e)
Ratio of net investment income to average net assets	0.26	% (d)
Ratio of net investment income to average net assets before waiver and reimbursement	(0.44	)% (d)
Portfolio turnover rate	11.30	% (c)

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Includes 0.01% for line of credit fees for 2012.

See accompanying notes which are an integral part of these financial statements.

12

Green Owl Intrinsic Value Fund

Notes to the Financial Statements

October 31, 2012

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Trustees. The Fund’s investment adviser is Kovitz Investment Group, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The First In, First Out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

13

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

For the year ended October 31, 2012, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income
Green Owl Intrinsic Value Fund	$(19,937)	$19,937

Writing Options - The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. See Note 4 for additional disclosures.

The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value.

14

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical securities

•

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Written Option contracts are generally valued using the closing price based on quote data from an outside pricing source and are typically categorized as Level 1 in the fair value hierarchy.

15

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Fixed income securities such as corporate bonds, municipal bonds, U.S. government securities, and mortgage-backed securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit and U.S. government securities, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$24,548,817	$—	$—	$24,548,817
Money Market Securities	339,806	—	—	339,806
Total	$24,888,623	$—	$—	$24,888,623

*	Refer to the Schedule of Investments for industry classifications.

16

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Options Contracts	$(6,240)	$—	$—	$(6,240)
Total	$(6,240)	$—	$—	$(6,240)

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended October 31, 2012.

NOTE 4. DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Assets and Liabilities as a liability at fair value and on the Statement of Operations under change in unrealized appreciation (depreciation) on options contracts, respectively. There were no realized gains or losses on written call options during the fiscal year ended October 31, 2012.

At October 31, 2012

Derivatives	Location of Derivatives on Statements of Assets & Liabilities
Written Call Options	Written Call Options at fair value	$6,240
Written Call Options	Unrealized appreciation on Options Contracts	$14,855
Written Call Options	Unrealized depreciation on Options Contracts	$—

For the period ended October 31, 2012:

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Written Call Options	Net realized and unrealized gain (loss) on options contracts	$—	$14,855

Transactions in written options by the Fund during the period ended October 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 21, 2011	—	$—
Options written	4	21,095

Options outstanding at October 31, 2012	4	$21,095

17

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Trustees. As compensation for its management services, the Green Owl Intrinsic Value Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, the Adviser earned a fee of $164,503 from the Fund before the reimbursement described below. At October 31, 2012, the Fund owed the Adviser $16,963.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.40% of the Fund’s average daily net assets through October 31, 2014. The operating expense limitation also excludes any fees and expenses of acquired funds. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, a total of $115,029 may be subject to potential recoupment by the Adviser until October 31, 2015.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, HASI earned fees of $42,157 for administrative services provided to the Fund. At October 31, 2012, HASI was owed $3,125 from the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period from December 22, 2011 (commencement of operations) to October 31, 2012, the Custodian earned fees of $11,348 for custody services provided to the Fund. At October 31, 2012, the Custodian was owed $754 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period from December 22, 2011 (commencement of operations) to October 31, 2012, HASI earned fees of $29,850 for transfer agent services to the Fund. At October 31, 2012, the Fund owed HASI $3,369 for transfer agent services.

For the period from December 22, 2011 (commencement of operations) to October 31, 2012, HASI earned fees of $21,438 from the Fund for fund accounting services. At October 31, 2012, HASI was owed $2,083 from the Fund for fund accounting services.

Kovitz Securities, LLC, an affiliate of the Adviser, is a broker dealer of the Fund. At October 31, 2012 the Fund made $9,583 of payment to Kovitz Securities, LLC for broker commissions.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal underwriter of the Fund’s shares. There were no payments made by the Fund to the Distributor during the period ended October 31, 2012. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

NOTE 6. LINE OF CREDIT

During the fiscal year ended October 31, 2012, the Trust, on behalf of the Fund, entered into an agreement with The Huntington National Bank, the custodian of the Fund’s investments, to open a secured line of credit, expiring on September 12, 2013; borrowings under these arrangements bear interest at LIBOR and plus 1.500%. As of October 31, 2012, the Fund has no outstanding balances. The Fund has a line of credit available for the lesser of $1,000,000 or 5% of the Fund’s daily market value; however, the Fund did not borrow on its line of credit during the period ended October 31, 2012. For the fiscal period ended October 31, 2012, the Fund incurred start-up costs of $2,199 while opening its line of credit.

18

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 7. INVESTMENTS

For the period from December 22, 2011 (commencement of operations) to October 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	24,192,081
Sales
U.S. Government Obligations	$—
Other	2,140,648

At October 31, 2012, the net unrealized appreciation (depreciation) of investments, including written options, for tax purposes was as follows:

Gross Appreciation	$2,618,076
Gross (Depreciation)	(238,164)

Net Appreciation (Depreciation) on Investments	$2,379,912

At October 31, 2012, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $22,523,566 and premiums received for written options was $21,095 for the Fund.

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2012, Charles Schwab & Co., Inc., for the benefit of its customers, owned 37.28%. The Trust does not know whether Charles Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Green Owl Intrinsic Value Fund.

19

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2012

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make any distributions during the period ended October 31, 2012.

On December 27, 2012, the Fund paid an income distribution of $0.0463 per share and a short-term capital gain of $0.0585 per share to shareholders of record on December 26, 2012.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$198,940
Net Unrealized appreciation (depreciation)	2,379,912
Accumulated capital and other losses	(3,509)

$2,575,343

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Green Owl Intrinsic Value Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, of Green Owl Intrinsic Value Fund, (the “Fund”), a series of the Valued Advisers Trust, including the schedule of investments, as of October 31, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period December 22, 2011 (commencement of operations) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Owl Intrinsic Value Fund as of October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for December 22, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 31, 2012

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 76, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.

Ira Cohen, 53 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present); Senior Vice President, Dealer Services / Institutional Services, AIM Investment Services, Inc. (1992 - 2005).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services / The Winsbury Company October 1993 to June 2007.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 47, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

William J. Murphy, 49, Principal Financial Officer and Treasurer, December 2009 to present.

Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant

Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Heather Bonds, 37, Secretary, September 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 695-3729 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (888) 695-3729 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

William J. Murphy, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

Kovitz Investment Group, LLC

115 LaSalle Street, 27th Floor

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

GEIER FUNDS

Geier Strategic Total Return Fund

GAMTX | ANNUAL REPORT

For the period ending
October 31, 2012

Geier Asset Management, Inc.
2205 Warwick Way, Suite 200
Marriottsville, Maryland 21104
410-997-8000

To the Shareholders of the Geier Strategic Total Return Fund (the “Fund”):

Thank you very much for investing in our Fund. We appreciate your continued confidence in our strategy and hope to earn your ongoing loyalty through our Fund performance over the ensuing years.

About The Fund

The Geier Strategic Total Return Fund, GAMTX, was launched in December of 2010 to meet a growing investor need for a risk conscious core strategy that could provide positive total return, regardless of market conditions. The Fund’s all-weather approach employs a strategic mix of stocks, bonds, and other fixed income instruments based on market risk and investment outlook.

The Fund is designed for investors who seek conservative levels of growth over the long-term but need distributions to fund life events, such as replacing income during retirement. This core approach is meant to provide downside protection or ballast in turbulent markets and a degree of modest growth during more normalized ones. Over time, the portfolio aims to essentially offer investors a split between income generated from fixed income holdings and capital appreciation resulting from strategic equity exposure.

To satisfy this objective, investors should understand that we attempt to minimize the loss of principal. If principal erodes, it may become more difficult to generate adequate distributions without compromising the quality or lengthening the maturity of our bond portfolio.

The Fund’s flexibility to span multiple asset classes, equity capitalizations, geographies, and fixed income characteristics and term structures allows us to access some of the world’s most compelling investment opportunities and to provide a critical level of risk management essential to capital preservation. This means that the range of equities relative to fixed income positions can vary dramatically depending upon our current assessment of relative market risk and return potential. We tend to err on being conservative and focus on delivering an attractive core offering that is strategic in asset selection but also tactical where market environment is concerned.

Performance

For the year ending October 31, 2012, our cumulative return since inception is 6.64%. Significant contributors to the Fund’s performance were our bonds and hard assets (commodities). Although we share the concern of many regarding the sustainability of low interest rates, we have maintained our longer duration of our bonds of approximately 5.7 years. The higher coupon achieved has provided needed income to the Fund. Over 93% of our bonds are investment grade.

The allocation to the hard assets sector has paid off as Central Banks have continued their easing. Our investments in gold, silver, and related mining companies have benefited as money flows increased to this sector.

Significant detractors to the Fund’s performance were our allocation to utilities and our above average cash position. Utility stocks came under pressure as investors moved out of safe harbor sectors and looked for more risk.

1

Our cash position represented a fairly substantial holding throughout the year. In general, we do not like to hold cash and would prefer to employ it. However, we believe that the current economic outlook in the U.S. and abroad is marked with tremendous uncertainty and have taken a near-term defensive portfolio stance. With downside risks threatening equity markets, we have chosen to focus on capital preservation and stand ready to deploy cash and revise our tactical allocation mix as conditions change.

Our goal is to provide investors with modest growth within a narrower band of NAV volatility. Performance variations versus our Morningstar® Conservative Allocation category peer group can result from our proclivity to move to cash in hostile markets. In an up equity market, the Fund may underperform, though it may outperform its peers in a negative one.

Outlook

The economic backdrop, in our opinion, continues to show signs of increasing weakness. We fear that current indications point to a global recession. Growth rates for the major industrialized nations are being reset downwards from already modest levels and large emerging market economies, such as China, India and Brazil, are cooling. Domestically, unimpressive third quarter earnings, marked by sluggish profitability and dismal forward guidance, have reinforced this view.

Given the current risks associated with equity investing, we find it prudent to manage volatility by warranting little appreciable allocation to this asset class. The potential downward pressure on stock prices is too great. We believe that we are re-entering an equity cycle that will lag the broader negative economic backdrop. As a defensive core manager, we would need evidence of improving business fundamentals that can support growth before we would change our current stance.

Even though the equity market has risen in 2012, we believe that Federal Reserve intervention rather than improving equity fundamentals has fueled the optimism. While the current QE3 program has boosted investor confidence, we do not believe that the current market returns and upward momentum are self-sustaining.

When evaluating risk levels, we look at a number of indicators. Due to the Fund’s conservative nature, we analyze long-term trends and attempt to identify incipient growth-oriented swings. For example, we look closely at money flows and the breadth of those flows. We do not want to see the market making purchases concentrated in a few notable names, such as Apple. To us, this would imply more market risk. We feel more comfortable when money flows are allocated on a broad basis across all equity market capitalization ranges.

Additionally, we want to see common sense indicators such as employment growth and revenue growth take hold. We don’t want to be overly optimistic because of one month of better-than- expected employment growth only to be disappointed the next month. Likewise, we want to see consistent top line revenue growth. In our opinion, the impressive corporate profits experienced over the past few years are a reflection of reduced expenses rather than revenue growth. Unfortunately, companies can only cut so much and that strategy can’t continue indefinitely. We believe that we are entering an equity cycle where significant macro headwinds will result in weak company results.

2

Opportunities

With an expected trillion dollar deficit in 2012, the Fed will need to print more money to finance the shortfall. Additionally, most of the $16 trillion deficit will need to be refinanced over the next five years. In an environment of increasing money supply, concerns rise regarding a debased dollar and inflation. To that end, we have purchased assets, such as TIPs (Treasury Inflation-Protected

Securities) and commodities in an effort to provide degrees of inflation protection. TIPS, which move in lockstep with inflation and commodities like silver and gold, should perform well in inflationary periods.

We believe that we have structured the portfolio to protect against negative events. Our bond positions are earning a satisfactory interest rate; our equity position is small and includes sectors—financials, energy and materials—that have performed well with prior Fed interventions; and our hard assets (commodities) present a hedge against market volatility.

Given that the most traditional credit-worthy bonds (U.S. Treasuries and Sovereign Nation) are under pressure due to significant and rising deficits, we believe there is a compelling case to include tax-free municipal obligations in the portfolio. The issues are paying a relatively attractive interest rate and the credit quality is strong. Selection is always important and we gravitate to locales that have strong fundamentals, such as a growing population, excellent infrastructure and an increasing tax base.

Feel free to contact us if you have any questions. Again, thank you for investing in our Fund.

3

Investment Results—(Unaudited)

Total Returns *

(For the periods ended October 31, 2012)

		Average Annual Returns
		Since Inception
	One Year	(December 27, 2010)
Geier Strategic Total Return Fund	4.03%	3.54%

S&P 500® Index**	15.21%	8.78%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2012, were 3.08% of average daily net assets (2.98% after fee waiver/expense reimbursements by the Adviser). The Adviser contractually has agreed to cap certain operating expenses of the Fund excluding interest, taxes, brokerages commissions, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Excluded Expenses”) to no more than 1.70% of the Fund’s average daily net assets. This limitation also excludes any “acquired fund fees and expenses” as that term is described in the Fund’s prospectus. Under certain circumstances, the Adviser may recover any expenses waived and/or reimbursed during the three-year period prior to the period in which such expenses are waived and/or reimbursed (the “Recoupment Right”). The foregoing expense limitation arrangements were in place as of October 31, 2011 and they extended to February 28, 2012. The Trust agreed to amend the expense limitation arrangements with the Adviser retroactively as of October 31, 2011 to: (i) extend the foregoing limitation arrangement to February 28, 2013 and (ii) provide that to the extent the Adviser were to reimburse the Fund for any Excluded Expenses, the Adviser would be entitled to include such reimbursed Excluded Expenses in the amounts that are subject to recovery under the Recoupment Right.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-747-4268.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-747-4268. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

4

The chart above assumes an initial investment of $10,000 made on December 27, 2010 (inception date of the Fund) and held through October 31, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares; although the performance does reflect the effect of the Fund paying certain taxes resulting from its failure to satisfy certain requirements under the Internal Revenue Code applicable to “regulated investment companies.” Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877- 747-4268. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

FUND HOLDINGS—(Unaudited)

The investment objective of the Geier Strategic Total Return Fund is to provide long-term total return from income and capital appreciation, with an emphasis on absolute return.

AVAILABILITY OF PORTFOLIO SCHEDULE—(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES—(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

6

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Geier Strategic Total Return Fund	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period Ended October 31, 2012*
Actual	$1,000.00	$1,034.40	$10.00

Hypothetical ** (5% return before expenses)	$1,000.00	$1,015.31	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 184/366.
**	Assumes a 5% return before expenses.

7

Geier Strategic Total Return Fund

Schedule of Investments

October 31, 2012

	Shares	Fair Value
Common Stocks—5.26%
Materials—2.66%
Agnico—Eagle Mines Limited	10,000	$564,900
Pan American Silver Corp.	20,000	440,000

		1,004,900

Utilities—2.60%
CenterPoint Energy, Inc.	15,616	338,399
Duke Energy Corp.	4,830	317,283
Xcel Energy, Inc.	11,542	326,062

		981,744

TOTAL COMMON STOCKS (Cost $1,588,398)		1,986,644

Mutual Funds—5.86%

Central Fund of Canada, Ltd.—Class A (a) (e)	100,000	2,210,000

TOTAL MUTUAL FUNDS (Cost $2,028,418)		2,210,000

	Principal Amount
Corporate Bonds—11.09%
Ally Financial, Inc., 7.125%, 10/15/2017	$250,000	247,151
AngloGold Holdings PLC, 5.125%, 08/01/2022 (g)	200,000	204,354
Atlas Pipeline Partners, 8.750%, 06/15/2018 (f)	250,000	268,750
Citigroup, Inc., 0.678%, 06/09/2016 (b)	250,000	234,538
Federal Farm Credit Bank, 5.875%, 08/16/2021	250,000	259,898
General Electric Capital Corp., 0.551%, 01/08/2016 (b)	250,000	246,514
Goldman Sachs Capital II, 4.000%, 06/01/2043 (b)	250,000	197,912
Kemper Corp., 6.000%, 05/15/2017	250,000	270,409
Lincoln National Corp., 7.000%, 05/17/2066 (b)	250,000	257,500
Macys Retail Holdings, Inc., 7.450%, 10/15/2016	500,000	591,167
Quicksilver Resources, Inc., 8.250%, 08/01/2015	250,000	244,375
SLM Corp., 2.539%, 11/1/2016 (b)	300,000	283,953
Suntrust Banks, Inc., 5.250%, 11/05/2012	100,000	100,000
Tyson Foods, Inc., 6.600%, 04/01/2016	350,000	405,170
Whirlpool Corp., 6.500%, 06/15/2016	325,000	375,820

TOTAL CORPORATE BONDS (Cost $4,120,578)		4,187,511

Municipal Bonds—26.13%

Carroll County Water Authority, 3.000%, 07/01/2015	60,000	63,412
City of Alexandria, LA, 1.095%, 06/01/2015	300,000	299,811
City of Denton, TX, 5.000%, 02/15/2021	560,000	682,136
City of Edgewood, WA, 3.900%, 12/01/2019	280,000	317,274
City of Garland, TX, 4.375%, 02/15/2025	100,000	108,575
City of Las Vegas NV, 5.900%, 05/01/2024	235,000	250,270
City of Port St. Lucie, FL, 4.000%, 07/01/2013	50,000	51,241
Colorado Housing & Finance Authority, 1.115%, 05/01/2014 (b)	100,000	100,400
County of Douglas, MN, 3.000%, 08/01/2013	250,000	255,073
County of Mahoning OH, 5.500%, 12/01/2025	75,000	83,459
County of Maury, TN, 3.000%, 04/01/2016	530,000	570,020
County of New Hanover, NC, 4.000%, 12/01/2018	190,000	218,899
County of Wayne MI, 9.250%, 12/01/2025	250,000	284,715
Florida State Board of Governors, 4.000%, 07/01/2018	260,000	296,023
Indiana Bond Bank, 5.790%, 01/15/2025	250,000	257,743
Louisiana State University & Agricultural & Mechanical College, 4.000%, 07/01/2014	100,000	105,333
Maryland Stadium Authority, 1.900%, 06/15/2018	420,000	418,685
Maryland State Transportation Authority, 5.000%, 07/01/2017	400,000	477,836
Medical Center Educational Building Corp., 3.000%, 06/01/2015	100,000	105,066
Metropolitan Nashville Airport Authority, 6.793%, 07/01/2029	130,000	145,015
New York City Transitional Finance Authority Future Tax Secured Revenue; 5.000%, 11/01/2020	100,000	110,539
North Texas Municipal Water District, 3.250%, 06/01/2015	50,000	53,113
South Carolina State Public Service Authority, 5.000%, 01/01/2019	510,000	622,623
State of Florida, 5.000%, 06/01/2016	220,000	254,498
State of Louisiana, 5.000%, 05/01/2019	300,000	371,172
State of Mississippi, 3.000%, 11/01/2018	250,000	278,995
State of North Carolina, 4.000%, 06/01/2016	100,000	105,750
Tarrant County Cultural Education Facilities Finance Corp., 5.000%, 11/15/2014	175,000	190,867
Texas State University Systems, 5.000%, 03/15/2022	100,000	118,019
Texas Tech University, 5.000%, 08/15/2020	535,000	669,296
University of Arkansas, 3.000%, 12/01/2023	340,000	346,963
University of Missouri, 4.000%, 11/01/2016	270,000	305,446
University of South Carolina, 2.000%, 05/01/2013	245,000	246,828
University of South Carolina, 5.000%, 05/01/2025	325,000	384,803
Utah State Board of Regents, 4.000%, 04/01/2019	305,000	353,016
Vermont State Colleges, 6.101%, 07/01/2025	310,000	340,557
Virginia Public Building Authority, 5.500%, 08/01/2027	20,000	23,027

TOTAL MUNICIPAL BONDS (COST $9,748,488)		9,866,498

See accompanying notes which are an integral part of these financial statements.

8

Geier Strategic Total Return Fund

Schedule of Investments—continued

October 31, 2012

	Principal Amount	Fair Value
U.S. Government Securities—22.88%
TIP, 0.125%, 04/15/2017	$2,028,240	$2,175,674
TIP, 0.125%, 07/15/2022	2,003,260	2,193,024
TIP, 2.500%, 01/15/2029	1,072,840	1,567,944
U.S. Treasury N/B, 6.125%, 08/15/2029	250,000	382,344
U.S. Treasury N/B, 8.750%, 05/15/2020	1,500,000	2,320,782

TOTAL U.S. GOVERNMENT SECURITIES (Cost $8,225,552)		8,639,768

Mortgage Backed Securities—3.96%
Countrywide Alternative Loan Trust, 0.501%, 05/25/2034 (b)	514,469	496,667
Credit Suisse First Boston Mortgage Securities Corp., 2.760%, 10/25/2033 (b)	217,604	207,836
Freddie Mac REMICS, 0.000%, 06/15/2036	180,267	178,814
Government National Mortgage Association, 6.500%, 12/20/2041 (b)	182,360	184,887
Morgan Stanley Mortgage Loan Trust, 2.832%, 10/25/2034 (b)	239,864	238,683
Structured Asset Securities Corp., 2.781%, 04/25/2033 (b)	191,071	189,177

TOTAL MORTGAGE BACKED SECURITIES (Cost $1,426,682)		1,496,064

	Shares
Exchange-Traded Funds—9.37%
Energy Select Sector SPDR Fund	6,000	431,280
Financial Select Sector SPDR Fund	30,000	476,400
iShares iBoxx $ Investment Grade Corporate Bond Fund	10,000	1,230,200
Sprott Physical Gold Trust (c) (e)	50,000	736,500
Sprott Physical Silver Trust (c) (e)	50,000	661,500

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,509,655)		3,535,880

Preferred Stocks—0.73%

Public Storage, 6.350%, callable 07/26/2016	10,000	276,200

TOTAL PREFERRED STOCKS (Cost $250,000)		276,200

Money Market Securities—14.23%

Fidelity Institutional Treasury Only Portfolio—Class I, 0.01% (d)	5,373,257	5,373,257

TOTAL MONEY MARKET SECURITIES (Cost $5,373,257)		5,373,257

TOTAL INVESTMENTS (Cost $36,271,028)—99.51%		$37,571,822

Other assets less liabilities—0.49%		186,758

TOTAL NET ASSETS—100.00%		$37,758,580

(a)	Closed-end Fund.
(b)	Variable rate security, the coupon rate shown represents the rate at October 31, 2012.
(c)	Non-income producing.
(d)	Variable rate security; the rate shown represents the yield at October 31, 2012.
(e)	Passive foreign investment company.
(f)	Limited Partnership.
(g)	Foreign corporate bond denominated in U.S. dollars.

See accompanying notes which are an integral part of these financial statements.

9

Geier Strategic Total Return Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments in securities, at fair value (cost $36,271,028)	$37,571,822
Receivable for fund shares purchased	1,982
Dividends receivable	1,000
Interest receivable	250,348
Prepaid expenses	8,273

Total assets	37,833,425

Liabilities
Payable to Adviser (a)	36,739
Payable to administrator, fund accountant and transfer agent (a)	7,304
Payable to custodian (a)	1,043
Payable to trustees	216
12b-1 fees accrued (a)	8,014
Other accrued expenses	21,529

Total liabilities	74,845

Net Assets	$37,758,580

Net Assets consist of:
Paid in capital	$36,167,799
Accumulated undistributed net investment loss	(54,312)
Accumulated undistributed net realized gain (loss) from investment transactions	344,299
Net unrealized appreciation (depreciation) on investments	1,300,794

Net Assets	$37,758,580

Shares outstanding (unlimited number of shares authorized)	3,586,877

Net asset value and offering price per share	$10.53

Redemption price per share (b) (NAV * 99%)	$10.42

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The redemption price per share reflects a redemption fee of 1.00% on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

10

Geier Strategic Total Return Fund

Statement of Operations

For the fiscal year ended October 31, 2012

Investment Income
Dividend income (net of foreign withholding tax $1,369)	$244,618
Interest income	618,406

Total Income	863,024

Expenses
Investment Adviser fee (a)	396,820
12b-1 fees (a)	90,227
Legal expenses	32,525
Registration expenses	30,233
Administration expenses (a)	28,851
Transfer Agent expenses (a)	28,755
Fund accounting expenses (a)	25,000
Audit expenses	15,000
Pricing expenses	9,909
Custodian expenses (a)	9,228
Report printing expense	8,534
Trustee expenses	5,595
Insurance expense	3,812
Offering costs	1,385
Miscellaneous expenses	706
Federal tax	632
24f-2 expense	338

Total Expenses	687,550
Fees recouped by Adviser (a)	16,598

Net operating expenses	704,148

Net Investment Income	158,876

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	252,511
Change in unrealized appreciation (depreciation) on investment securities	1,046,048

Net realized and unrealized gain (loss) on investment securities	1,298,559

Net increase (decrease) in net assets resulting from operations	$1,457,435

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

11

Geier Strategic Total Return Fund

Statements of Changes In Net Assets

	Year Ended	Period Ended
	October 31, 2012	October 31, 2011 (a)
Operations
Net investment income (loss)	$158,876	$(13,906)
Net realized gain (loss) on investment securities	252,511	348,547
Change in unrealized appreciation (depreciation) on investment securities	1,046,048	254,746

Net increase (decrease) in net assets resulting from operations	1,457,435	589,387

Distributions
From net investment income	(217,686)	—
From net realized gain	(240,354)	—

Total distributions	(458,040)	—

Capital Share Transactions
Proceeds from shares sold	6,195,156	36,352,943
Reinvestment of distributions	45,555	—
Amount paid for shares redeemed	(4,069,011)	(2,354,928)
Proceeds from redemption fees (b)	10	73

Net increase (decrease) in net assets resulting from share transactions	2,171,710	33,998,088

Total Increase in Net Assets	3,171,105	34,587,475

Net Assets
Beginning of period	34,587,475	—

End of period	$37,758,580	$34,587,475

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(54,312)	$94,270

Capital Share Transactions
Shares sold	606,695	3,603,863
Shares issued in reinvestment of distributions	4,537	—
Shares redeemed	(399,656)	(228,562)

Net increase from capital share transactions	211,576	3,375,301

(a)	For the period December 27, 2010 (commencement of operations) to October 31, 2011.
(b)	The Fund charges a redemption fee of 1.00% on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statement.

12

Geier Strategic Total Return Fund

Financial Highlights

(For a share outstanding throughout each period)

	Year Ended	Period Ended
	October 31, 2012	October 31, 2011(a)
Selected Per Share Data
Net asset value, beginning of period	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.04	—
Net realized and unrealized gains (losses)	0.37	0.25

Total income (loss) from investment operations	0.41	0.25

Less Distributions to Shareholders:
From net investment income	(0.06)	—
From net realized gain	(0.07)	—

Total distributions	(0.13)	—

Paid in capital from redemption fees (b)	—	—

Net asset value, end of period	$10.53	$10.25

Total Return (c)	4.03%	2.50	% (d)

Ratios and Supplemental Data
Net assets, end of year (000)	$37,759	$34,587
Ratio of expenses to average net assets	1.95%	2.65	% (e) (f)
Ratio of expenses to average net assets before recoupment/reimbursement	1.91%	2.97	% (e) (g)
Ratio of net investment income (loss) to average net assets	0.44%	(0.06	)% (e) (f)
Ratio of net investment income (loss) to average net assets before recoupment/reimbursement	0.48%	(0.37	)% (e) (h)
Portfolio turnover rate	91.30%	502.14	% (d)

(a)	For the period December 27, 2010 (commencement of operations) through October 31, 2011.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not Annualized
(e)	Annualized
(f)	The expense ratio and net investment income ratio includes the effect of federal tax expense of 0.70%, which is the portion of federal tax expense not reimbursed by the Adviser.
(g)	The expense ratio before reimbursements includes taxes of 0.92%, a portion of which was voluntarily reimbursed by the Adviser.
(h)	The net investment income (loss) ratio includes federal tax expense of (0.92)%, a portion of which was voluntarily reimbursed by the Adviser.

See accompanying notes which are an integral part of these financial statements.

13

Geier Strategic Total Return Fund

Notes to the Financial Statements

October 31, 2012

NOTE 1. ORGANIZATION

The Geier Strategic Total Return Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund commenced operations on December 27, 2010. The Fund’s investment Adviser is Geier Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term total return from income and capital appreciation, with an emphasis on absolute return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Taxes—The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date. The First In, First Out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions from Limited Partnerships are recognized on the ex-date. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees—The Fund charges a 1.00% redemption fee for shares redeemed within 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

14

Geier Strategic Total Return Fund

Notes to the Financial Statements—continued

October 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES—continued

Dividends and Distributions—The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2012, the Fund made the following reclassifications to increase (decrease) the components of net assets.

	Paid in Capital	Accumulated Undistributed Net Investment Loss	Accumulated Net Realized Gain from Investments
Geier Strategic Total Return Fund	$(1,999)	$(89,772)	$91,771

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

☐	Level 1—quoted prices in active markets for identical securities

☐	Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

☐	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

Geier Strategic Total Return Fund

Notes to the Financial Statements—continued

October 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS—continued

Equity securities, including common stocks, exchange-traded funds, closed end funds, preferred stocks, and limited partnerships, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, U.S. government securities, and mortgage-backed securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Data used to establish quotes for mortgage-backed securities includes analysis of cash flows, pre-payment speeds, default rates delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will generally be categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including U.S. government securities, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of

16

Geier Strategic Total Return Fund

Notes to the Financial Statements —continued

October 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS—continued

quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Valuation Inputs
			Level 3 -
	Level 1 - Quoted	Level 2 - Other	Significant
	Prices in Active	Significant	Unobservable
Assets	Markets	Observable Inputs	Inputs	Total
Common Stocks	$1,986,644	$—	$—	$1,986,644
Mutual Funds	2,210,000	—	—	2,210,000
Corporate Bonds	—	3,918,761	—	3,918,761
Municipal Bonds	—	9,866,498	—	9,866,498
U.S. Government Securities	—	8,639,768	—	8,639,768
Mortgage Backed Securities	—	1,496,064	—	1,496,064
Limited Partnerships	—	268,750	—	268,750
Exchange-Traded Funds	3,535,880	—	—	3,535,880
Preferred Stocks	276,200	—	—	276,200
Money Market Securities	5,373,257	—	—	5,373,257
Total	$13,381,981	$24,189,841	$—	$37,571,822

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the year ended October 31, 2012.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of the Fund’s average net assets. For the fiscal year ended October 31, 2012, the Adviser earned fees of $396,820 from the Fund before the reimbursement/recoupment described below.

The Adviser contractually has agreed to cap certain operating expenses of the Fund at 1.70%, excluding interest, taxes, brokerage commissions, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Excluded Expenses”). This limitation also excludes any “acquired fund fees and expenses” as that term is described in the Fund’s prospectus.

17

Geier Strategic Total Return Fund

Notes to the Financial Statements—continued

October 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES—continued

Under certain circumstances, the Adviser may recover any expenses waived and/or reimbursed during the three-year period prior to the period in which such expenses are waived and/or reimbursed (the “Recoupment Right”). The Trust agreed to amend the expense limitation arrangements with the Adviser as of October 31, 2011 to: (i) extend the foregoing limitation arrangement to February 28, 2013 and (ii) provide that to the extent the Adviser were to reimburse the Fund for any Excluded Expenses, the Adviser would be entitled to include such reimbursed Excluded Expenses in the amounts that are subject to recovery under the Recoupment Right. For the fiscal year ended October 31, 2012, the Adviser recouped fees of $16,598. At October 31, 2012, the Adviser was owed $36,739 from the Fund for advisory services. The amended expense limitation agreement was executed on December 30, 2011.

The amount subject to repayment by the Fund pursuant to the aforementioned conditions at October 31, 2012 was:

Recoverable through
Amount	October 31,
$60,654	2014

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2012, HASI earned fees of $28,851 for administrative services provided to the Fund. At October 31, 2012, the Fund owed HASI $2,475 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2012, the Custodian earned fees of $9,228 for custody services provided to the Fund. At October 31, 2012, the Fund owed the Custodian $1,043 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For fiscal year ended October 31, 2012, HASI earned fees of $28,755 from the Fund for transfer agent services. For the fiscal year ended October 31, 2012, HASI earned fees of $25,000 from the Fund for fund accounting services. At October 31, 2012, the Fund owed HASI $2,746 for transfer agent services. At October 31, 2012, the Fund owed HASI $2,083 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2012. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2012, the 12b-1 expense incurred by the Fund was $90,227. The Fund owed $8,014 for 12b-1 fees as of October 31, 2012.

18

Geier Strategic Total Return Fund

Notes to the Financial Statements—continued

October 31, 2012

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2012, purchases and sales of investment securities were as follows:

Purchases
U.S. Government Obligations	$—
Other	34,267,158
Sales
U.S. Government Obligations	$1,150,780
Other	21,864,003

As of October 31, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$1,236,304
Gross (Depreciation)	(117,091)

Net Appreciation
(Depreciation) on Investments	$1,119,213

At October 31, 2012, the aggregate cost of securities for federal income tax purposes, was $36,452,609.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

19

Geier Strategic Total Return Fund

Notes to the Financial Statements—continued

October 31, 2012

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 24, 2012, the Fund paid an income distribution of $0.0569 per share, a short-term capital gain of $0.0860 per share, and a long-term capital gain of $0.0145 per share to shareholders of record on December 21, 2012.

On December 28, 2011, the Fund paid an income distribution of $0.0605 per share and a short-term capital gain of $0.0668 per share to shareholders of record on December 27, 2011.

The tax characterization of distributions for the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary Income*	$397,472	$—
Long-term capital gains	60,568	—

Total Distributions	$458,040	$—

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$430,525
Undistributed long-term capital gains	49,765
Unrealized appreciation (depreciation)	1,119,213
Accumulated other differences	(8,722)

$1,590,781

At October 31, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to cumulative wash sales and mark to market of passive foreign investment companies.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Geier Strategic Total Return Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Geier Strategic Total Return Fund, (the “Fund”), a series of the Valued Advisers Trust, as of October 31, 2012, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Geier Strategic Total Return Fund as of October 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 31, 2012

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 76, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.

Ira Cohen, 53 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present); Senior Vice President, Dealer Services / Institutional Services, AIM Investment Services, Inc. (1992 - 2005).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services / The Winsbury Company October 1993 to June 2007.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 47, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

William J. Murphy, 49, Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Heather Bonds, 37, Secretary, October 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 11 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 747-4268 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal—(Unaudited)

At a meeting held on September 18, 2012, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Geier Asset Management, Inc. (the “Geier” or the “Adviser”) on behalf of the Geier Strategic Total Return Fund (the “Fund”).

In assessing the relevant factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by Geier; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing Geier’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and Geier; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Geier; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or Geier are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Geier, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by Geier from its relationship with the Fund.

Legal Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser ; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) The Adviser’s practices regarding brokerage and portfolio transactions; and (vi) The Fund’s practices regarding possible conflicts of interest.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain and enhance its resources and systems, the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel. After considering the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and the Adviser, the Trustees compared the short-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance, compared favorably to that of many of its peers in the short term and since inception periods. After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was acceptable.

3. The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition, (2) asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee tended to be toward the higher end of the comparable mutual funds although the overall expense ratio of the Fund was lower than some of the specifically identified comparable funds and higher than others. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4. The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that since the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than the Adviser. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5. Possible conflicts of interest. In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest. Based on the foregoing, the Board determined that the Adviser’s standards and practices of the Advisers relating to the identification and mitigation of potential conflicts of interest were satisfactory.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (877) 747-4268 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

William J. Murphy, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

Geier Asset Management, Inc.

2205 Warwick Way, Suite 200

Marriottsville, MD 21104

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

TEAM Asset Strategy Fund:	FY 2012	$12,500
	FY 2011	$12,500

Geier Strategic Total Return Fund:	FY 2012	$12,500
	FY 2011	$12,500

Granite Value Fund:	FY 2012	$12,500
	FY 2011	N/A

Green-Owl Intrinsic Value Fund:	FY 2012	$12,500
	FY 2011	N/A

(b)	Audit-Related Fees

Registrant

TEAM Asset Strategy Fund:	FY 2012	$0
	FY 2011	$0

Geier Strategic Total Return Fund:	FY 2012	$0
	FY 2011	$0

Granite Value Fund:	FY 2012	$0
	FY 2011	N/A

Green-Owl Intrinsic Value Fund:	FY 2012	$0
	FY 2011	N/A

(c)	Tax Fees

Registrant

TEAM Asset Strategy Fund:	FY 2012	$2,500
	FY 2011	$2,500

Geier Strategic Total Return Fund:	FY 2012	$2,500
	FY 2011	$2,500

Granite Value Fund:	FY 2012	$2,500
	FY 2011	N/A

Green-Owl Intrinsic Value Fund:	FY 2012	$2,500
	FY 2011	N/A

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

TEAM Asset Strategy Fund:	FY 2012	$0
	FY 2011	$800

Geier Strategic Total Return Fund:	FY 2012	$0
	FY 2011	$0

Granite Value Fund:	FY 2012	$0
	FY 2011	N/A

Green-Owl Intrinsic Value Fund:	FY 2012	$0
	FY 2011	N/A

Nature of the fees: Review of registration statement

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code is filed herewith.

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By
*	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	1/9/2013

By
*	/s/ R. William J. Murphy
William J. Murphy, Treasurer and Principal Financial Officer

Date	1/9/2013